UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04571

Name of Registrant: Vanguard Pennsylvania Tax-Free Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2014 – November 30, 2015

Item 1: Reports to Shareholders

Annual Report | November 30, 2015

Vanguard Pennsylvania Tax-Exempt Funds

Vanguard Pennsylvania Tax-Exempt Money Market Fund

Vanguard Pennsylvania Long-Term Tax-Exempt Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Pennsylvania Tax-Exempt Money Market Fund.	12
Pennsylvania Long-Term Tax-Exempt Fund.	28
About Your Fund’s Expenses.	65
Glossary.	67

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2015
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard Pennsylvania Tax-Exempt Money
Market Fund	0.01%	0.02%	0.01%	0.00%	0.01%
Other States Tax-Exempt Money Market Funds
Average					0.01
Other States Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Pennsylvania Long-Term Tax-Exempt Fund
Investor Shares	2.40%	4.37%	3.67%	0.03%	3.70%
Admiral™ Shares	2.48	4.52	3.76	0.03	3.79
Barclays PA Municipal Bond Index					3.35
Pennsylvania Municipal Debt Funds Average					2.96

Pennsylvania Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company. 7-day SEC yield for the Pennsylvania Tax-Exempt Money Market Fund; 30-day SEC yield for the Pennsylvania Long-Term Tax-Exempt Fund. The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 43.4% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
November 30, 2014, Through November 30, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Pennsylvania Tax-Exempt Money Market
Fund	$1.00	$1.00	$0.000	$0.000
Vanguard Pennsylvania Long-Term Tax-Exempt Fund
Investor Shares	$11.69	$11.67	$0.421	$0.023
Admiral Shares	11.69	11.67	0.431	0.023

Chairman’s Letter

Dear Shareholder,

The broad U.S. municipal bond market performed relatively well for the 12 months ended November 30, 2015—a less turbulent period for munis than some recent years. The muni markets’ return of about 3% was more than 2 percentage points higher than that of the broad taxable bond market.

Vanguard Pennsylvania Long-Term Tax-Exempt Fund also surpassed the broader market and its comparative standards. For the 12 months, the fund’s Investor Shares returned 3.70% and its Admiral Shares returned 3.79%. These results exceeded the 3.35% return of the benchmark, the Barclays Pennsylvania Municipal Bond Index, and the 2.96% average return of competing Pennsylvania tax-exempt funds.

In contrast to the previous fiscal year, interest income, not price appreciation, was the main driver of the fund’s returns. (For both Investor and Admiral Shares, the capital return was 0.03%; return from income was 3.67% for Investor Shares and 3.76% for Admiral Shares.) Its 30-day SEC yield for Investor Shares rose slightly to 2.40% as of November 30, from 2.29% a year earlier.

Vanguard Pennsylvania Tax-Exempt Money Market Fund returned 0.01%, constrained by the Federal Reserve’s near-zero policy for short-term interest rates. The average return of its peers was also 0.01%. The fund’s 7-day SEC yield finished the fiscal year at 0.01%, the same level as a year earlier.

Please note: The funds are permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). As of the end of the period, the Long-Term Fund owned no securities that would generate income distributions subject to the AMT, but the Money Market Fund did.

Before moving on to the markets, I want to update you on Vanguard’s response to the Securities and Exchange Commission’s new money market rules that fund sponsors must adopt by October 2016. In June, Vanguard announced plans that preserve our money market funds as a cash management option with a stable price for both individual and institutional funds.

Most notably, we plan to designate the Pennsylvania Tax-Exempt Money Market Fund as a retail fund, along with all of our national and state-specific tax-exempt money market fund offerings. This means that individual investors will continue to have access to these funds at a stable net asset value of $1 per share.

Market Barometer
		Average Annual Total Returns
		Periods Ended November 30, 2015
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	0.97%	1.50%	3.09%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.10	2.49	4.79
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

Stocks
Russell 1000 Index (Large-caps)	2.53%	16.10%	14.32%
Russell 2000 Index (Small-caps)	3.51	14.92	12.02
Russell 3000 Index (Broad U.S. market)	2.58	16.00	14.13
FTSE All-World ex US Index (International)	-6.43	3.85	3.41

CPI
Consumer Price Index	0.50%	1.02%	1.64%

Bonds managed slight gains as investors waited for the Fed
Bond returns broadly were muted over the period as markets weighed the Federal Reserve’s latest statements about the timing of a potential rise in short-term interest rates. (In mid-December, after the close of the reporting period, the Fed raised its target for short-term rates to range between 0.25% and 0.50%.) Investors seemed to alternately seek and shun safe-haven assets, depending on stock market volatility.

The broad U.S. taxable bond market returned 0.97%, with income providing the gain. The yield of the 10-year Treasury note ended November at 2.22%, down from 2.25% a year earlier.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –8.29%, hindered by the dollar’s strength against many foreign currencies. Without this currency effect, results were positive.

The Fed’s 0%–0.25% target for short-term rates continued to limit returns for money market funds and savings accounts.

The broad U.S. stock market produced modest returns
U.S. stocks traveled a rocky route on their way to returns that approached 3% for the 12 months. Most of the turmoil came in late summer; markets tumbled in August and September amid fears about the ripple effects of China’s slowing economic growth.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Pennsylvania Tax-Exempt Money Market
Fund	0.16%	—	0.14%
Pennsylvania Long-Term Tax-Exempt Fund	0.20	0.12%	1.02

The fund expense ratios shown are from the prospectus dated March 26, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2015, the funds’ expense ratios were: for the Pennsylvania Tax-Exempt Money Market Fund, 0.05%; and for the Pennsylvania Long-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares. The expense ratio for the Pennsylvania Money Market Fund reflects a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratio was 0.16%. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the Pennsylvania Tax-Exempt Money Market Fund, Other States Tax-Exempt Money Market Funds; for the Pennsylvania Long-Term Tax-Exempt Fund, Pennsylvania Municipal Debt Funds. In most, if not all, cases, the expense ratios for funds in the peer groups are based on net operating expenses after reimbursement and/or fee waivers by fund sponsors. In contrast, the Vanguard money market funds’ expense ratios in the table above do not reflect expense reductions.

Stocks recovered markedly in October and stood firm in November. Central banks in Europe and Asia discussed or enacted more stimulus measures to combat weak growth and low inflation.

International stocks returned about –6% as the dollar’s strength hurt results. Returns for emerging markets, which were especially affected by the concerns about China, trailed those of the developed markets of the Pacific region and Europe.

Demand for munis was strong despite some headline concerns
U.S. Treasury bonds establish the level of risk-free interest rates, and taxable and tax-exempt bonds trade in relation to comparable-maturity Treasury rates. (As I noted in my last letter, because of municipal bonds’ tax-exempt status, their interest rates typically also reflect tax rates; this relationship is dynamic.) In some recent years, the relationship between the bellwether 10-year Treasury note and its tax-exempt counterpart has undergone notable shifts. But this fiscal year, that relationship was nearly unchanged from start to finish, despite some minor moves in between.

Supply and demand also play a key role in municipal bond performance. Investors digested a significant year-over-year increase in bond issuance in the first half of the fiscal year and a much smaller increase in the second half. Demand across the nation was strong not only from traditional buyers in higher income tax brackets but also from nontraditional buyers such as

Total Returns
Ten Years Ended November 30, 2015
Average
Annual Return
Pennsylvania Tax-Exempt Money Market Fund	1.00%
Spliced Pennsylvania Tax-Exempt Money Market Funds Average	0.81
For a benchmark description, see the Glossary.
Spliced Pennsylvania Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Pennsylvania Long-Term Tax-Exempt Fund Investor Shares	4.55%
Barclays PA Municipal Bond Index	4.92
Pennsylvania Municipal Debt Funds Average	3.93
Pennsylvania Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

banks and insurance companies. In Pennsylvania, supply also increased from a year earlier, while demand was in line with the rest of the country.

Broadly, investors looked beyond the well-publicized fiscal challenges faced by Illinois and Puerto Rico to the generally stable-to-improving creditworthiness of the vast majority of municipal borrowers. Municipals benefited from some of the safe-haven demand that helped Treasury bonds amid concerns about Greece and the slower growth in China.

The Pennsylvania Long-Term Tax-Exempt Fund was helped by the favorable overall environment and investors’ continued search for the higher yields offered by longer-maturity and lower-quality bonds. The fund was also well-positioned by its advisor, Vanguard Fixed Income Group. A lighter allocation to higher-rated securities (particularly those ranked AA in credit quality by major rating agencies) and overall issuer selection boosted relative returns.

For more information about the advisor’s approach and the funds’ positioning during the fiscal year, please see the Advisor’s Report that follows this letter.

Discipline, low costs, and research helped the fund over the decade
Although the most recent fiscal year was relatively calm for the broad municipal bond market, much of the past decade was marked by turmoil. This included a small number of widely publicized bankruptcies such as that of Detroit (though that was resolved rather swiftly). And tax revenues shrank during the Great Recession and its aftermath, further straining already challenged borrowers.

Through it all, the Pennsylvania Tax-Exempt Funds have benefited from the expertise and experience of our team of independent credit analysts, who work closely with the entire portfolio management team. (For more on the credit team, see the insight box on page 7.)

The work of our credit analysts, combined with our low costs, has helped the Long-Term Tax-Exempt Fund outperform its peer group and closely track its benchmark index. For the decade ended November 30, the average annual return for its Investor Shares was 4.55%, a step behind the index return of 4.92% but ahead of the 3.93% average return of peer funds.

Although we are attentive to the benchmark, our most important gauge of the fund’s relative success is how it performs against its peers. Competitors generally have higher costs than Vanguard, but benchmark indexes have none, which gives them an inevitable performance advantage. The Money Market Fund also outperformed, returning 1.00% compared with the 0.81% average return of its peers.

A final note about a key member of our municipal bond fund management team: Pamela Wisehaupt Tynan, who joined Vanguard in 1982 and has been a longtime muni bond fund manager with us, has announced her retirement effective at the end of February 2016. We are grateful for her dedication in successfully managing a number of our funds for more than two decades. Pam also developed a deep and talented team of portfolio managers and traders to oversee Vanguard’s tax-exempt money market funds. I know that our short-term muni bond team is in good hands, as we’ve appointed Justin Schwartz to succeed Pam. Justin joined Vanguard in 2004 and has worked closely with Pam since 2005.

A dose of discipline is crucial when markets become volatile
The developments over the past few months remind us that nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to volatility.

Credit research: A key part of Vanguard’s investment process

When our funds buy a municipal bond, fund shareholders are lending money to a school district, turnpike authority, hospital, university, or other tax-exempt borrower. We expect those loans to be repaid. That’s why credit research is a pillar of our investment process and why our credit analysts work closely with our portfolio managers and traders.

Our credit team conducts an objective, thorough, and independent analysis of each issuer’s overall creditworthiness. This quantitative and qualitative approach may include testing the sensitivity of projected cash flows, analyzing demographic and economic drivers, negotiating legal covenants, meeting with the issuer’s officials, and, of course, digging into financial statements.

Credit analysts look to identify opportunities or problems among any bonds we own or are considering. Their informed opinions help us understand and manage risk, sidestep troubled issuers, and uncover value.

Our senior municipal credit analysts average more than 23 years of industry experience and more than 10 years at Vanguard. This experience, along with stability in our team structure, helps ensure consistency in credit exposure and risk management across funds with similar objectives.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—to turbulence. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 7, 2016

Advisor’s Report

For the 12 months ended November 30, 2015, Vanguard Pennsylvania Long-Term Tax-Exempt Fund returned 3.70% for Investor Shares and 3.79% for Admiral Shares. The fund outpaced its benchmark, the Barclays Pennsylvania Municipal Bond Index, which returned 3.35%, and the 2.96% average return of its peers. Vanguard Pennsylvania Tax-Exempt Money Market Fund returned 0.01%, equaling the average return of its peers.

The investment environment
The fiscal year began a month after the Federal Reserve wrapped up its multiyear stimulative bond-buying program. Attention then turned to when interest rates would rise, a question that remained a key focus of stock and bond investors worldwide throughout the period. (The Fed raised its target for short-term rates to between 0.25% and 0.5% in mid-December, after the close of the reporting period.)

The Fed had made clear that the timing of its first rate hike in almost a decade would depend on the overall health of the economy and on the picture for employment and inflation in particular. Those data points generally moved in the right direction during the fiscal year.

Although gross domestic product growth almost ground to a halt early in 2015, in part because of a harsh winter and a West Coast port strike, it recovered in the second and third quarters. Job growth was generally strong: The national unemployment rate fell from 5.8% to 5.0%—a level not seen since April 2008. And inflation, although under pressure from falling energy and import prices, was expected to move toward the Fed’s 2% target in the medium term.

The unemployment rate in Pennsylvania declined from 5.2% to 5.1% over the period. Pennsylvania’s economy grew more slowly than that of the United States as a whole, according to a gauge of current economic conditions published monthly by the Federal Reserve Bank of Philadelphia. The bank’s index for Pennsylvania climbed by about 2% from November 2014 through

Yields of Tax-Exempt Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2014	2015
2 years	0.38%	0.72%
5 years	1.15	1.26
10 years	2.08	2.02
30 years	3.01	2.96
Source: Vanguard.

October 2015; the increase in the index at the national level was about 3%. (Each state’s index incorporates data on nonfarm payroll employment, the jobless rate, average hours worked in manufacturing, and inflation-adjusted wage and salary payments.)

The latter part of the fiscal year was marked by a budget stalemate in Harrisburg. As this report was being prepared, the legislature had made progress toward a settlement but not yet reached a final agreement.

Since the summer of 2014, Moody’s, Standard & Poor’s, and Fitch have all downgraded Pennsylvania’s credit ratings, citing a structural budget imbalance and increasing pension liabilities as factors. However, they noted that Pennsylvania continues to benefit from a moderate overall debt structure, a diversifying economic base, and conservative state government financial planning and management. Because the state’s credit rating depends largely on the final budget, we characterize the current situation as “developing.”

Management of the funds
At Vanguard, we strive to add value through a diversified mix of strategies—primarily duration and yield-curve positioning, credit-quality decisions, and security selection. We don’t try to hit home runs, preferring to consistently hit singles and doubles. Risk management is key to our investment processes, along with collaboration with Vanguard’s experienced team of credit analysts. The team performs an objective, thorough, and independent analysis of the overall creditworthiness of every issuer whose bonds we own or consider buying.

We made no significant shifts during the period in the Long-Term Fund’s portfolio strategy or positioning. In a relatively range-bound environment for bond yields and credit spreads, we believed that picking up additional yield would potentially boost outperformance. To do this, we started and ended with a tilt toward lower-quality and longer-dated bonds compared with the credit and maturity profile of the benchmark.

This strategy, which served us well, was part of our defensive posture while awaiting the Fed’s first move. Longer-dated bond yields are influenced more by inflation expectations than by short-term borrowing costs.

We added value by holding premium callable bonds. Because these bonds may be redeemed before maturity, exposing investors to reinvestment risk, they offer attractive yields and favorable total return potential in many interest rate scenarios. We favored revenue bonds over general obligation bonds for their more identifiable cash-flow streams to service debt.

The Money Market Fund’s 0.01% return for the period reflected the Fed’s decision to keep short-term interest rates anchored between 0% and 0.25%.

A look ahead
Although the U.S. economy’s growth rate slowed in the third calendar quarter, we believe it is on track to average about 2.5% or a bit higher in 2016. Inflation should continue to be tempered by oil prices, which seem to have settled into a range far below their summer 2014 peak.

The monetary tightening cycle that the Fed initiated just after the close of the fiscal year is likely to be very slow and gradual. It may well end at a level below the historical average because of the moderate pace of U.S. economic growth, fragile growth abroad, and the modest outlook for inflation. These expectations are already largely built into bond market prices.

Apart from Fed policy, which should help lift money market yields, interest rates are likely to remain range-bound. We expect their floor to be set, at least in part, by the strength of the U.S. economy. The cap will be determined by global conditions, including the relative strength of the dollar, slower growth overseas, and central bank policies—which have driven down bond yields abroad.

As interest rates fell in recent years, we captured many opportunities for price appreciation. We don’t see much scope for credit spreads to tighten significantly, nor do we expect them to widen back out. Given the macroeconomic environment and current muni and taxable bond valuation levels, we will keep seeking to add value through duration and maturity positioning, credit-quality profiles, and security selection.

Because market volatility may increase as interest rates move higher, we will maintain above-average levels of liquidity. This will give us the “dry powder” needed to take advantage of any dislocations in pricing.

As always, our experienced team of portfolio managers, traders, and credit analysts will continue to seek out opportunities to add to the funds’ performance, whatever the markets may bring.

Christopher W. Alwine, CFA, Principal, Head of Municipal Bond Funds

Pamela Wisehaupt Tynan, Principal, Head of Municipal Money Market Funds

James M. D’Arcy, CFA, Portfolio Manager

Justin A. Schwartz, CFA, Portfolio Manager

Vanguard Fixed Income Group

December 17, 2015

Pennsylvania Tax-Exempt Money Market Fund

Fund Profile
As of November 30, 2015

Financial Attributes
Ticker Symbol	VPTXX
Expense Ratio[1]	0.16%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	30 days

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody's, Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The exp ense ratio shown is from the prospectus dated March 26, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2015, the expense ratio was 0.05%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.16%.

Pennsylvania Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: November 30, 2005, Through November 30, 2015
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended November 30, 2015

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Pennsylvania Tax-Exempt Money
Market Fund	0.01%	0.02%	1.00%	$11,048
Spliced Pennsylvania Tax-Exempt
Money Market Funds Average	0.01	0.00	0.81	10,838

For a benchmark description, see the Glossary.
Spliced Pennsylvania Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend information.

Pennsylvania Tax-Exempt Money Market Fund

Fiscal-Year Total Returns (%): November 30, 2005, Through November 30, 2015
		Spliced PA
		Tax-Exempt
		Money Mkt
		Funds Avg.
Fiscal Year	Total Returns	Total Returns
2006	3.31%	2.85%
2007	3.64	3.14
2008	2.42	1.93
2009	0.50	0.22
2010	0.12	0.00
2011	0.06	0.00
2012	0.03	0.01
2013	0.01	0.00
2014	0.01	0.00
2015	0.01	0.01

7-day SEC yield (11/30/2015): 0.01%
For a benchmark description, see the Glossary.
Spliced Pennsylvania Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended September 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Pennsylvania Tax-Exempt Money
Market Fund	6/13/1988	0.01%	0.03%	1.05%

Pennsylvania Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets

As of November 30, 2015

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (100.2%)
Pennsylvania (100.2%)
Allegheny County PA GO VRDO	0.010%	12/7/15 LOC	3,455	3,455
Allegheny County PA Higher Education Building
Authority University Revenue (Carnegie Mellon
University) VRDO	0.010%	12/1/15	84,520	84,520
1 Allegheny County PA Hospital Development
Authority Revenue (University of Pittsburgh
Medical Center) TOB VRDO	0.010%	12/7/15 LOC	12,000	12,000
Allegheny County PA Industrial Development
Authority Revenue (Western Pennsylvania
School for Blind Children) VRDO	0.010%	12/7/15	10,000	10,000
Beaver County PA Industrial Development
Authority Pollution Control Revenue (FirstEnergy
Generation Project) VRDO	0.010%	12/1/15 LOC	35,925	35,925
1 Berks County PA Municipal Authority Revenue
(Reading Hospital & Medical Center Project)
TOB VRDO	0.010%	12/7/15 LOC	52,700	52,700
Bucks County PA GO	4.000%	12/1/15	2,635	2,635
Bucks County PA GO	2.000%	6/1/16	2,125	2,143
Bucks County PA Industrial Development Authority
Hospital Revenue (Grand View Hospital) VRDO	0.010%	12/7/15 LOC	15,700	15,700
Butler County PA General Authority Revenue
(Erie School District Project) VRDO	0.020%	12/7/15 LOC	12,340	12,340
Butler County PA General Authority Revenue
(North Allegheny School District Project) VRDO	0.010%	12/7/15	14,050	14,050
Cambria County PA Industrial Development
Authority Revenue (American National Red Cross)
VRDO	0.010%	12/7/15 LOC	16,320	16,320
1 Central Bradford PA Progress Authority Revenue
(Robert Packer Hospital) TOB VRDO	0.010%	12/7/15 LOC	21,780	21,780
Central Dauphin PA School District GO	6.750%	2/1/16 (Prere.)	1,275	1,289
Chambersburg PA Authority Revenue (Wilson
College Project) VRDO	0.030%	12/7/15 LOC	6,700	6,700
1 Chester County PA Industrial Development
Authority Water Facilities Revenue
(Aqua Pennsylvania Inc. Project) TOB VRDO	0.030%	12/7/15 (13)	15,935	15,935

Pennsylvania Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Chester PA Water Authority Revenue	3.000%	12/1/15	1,110	1,110
Dallastown Area PA School District GO	2.000%	5/1/16	1,205	1,214
Delaware County PA Authority Hospital Revenue
(Crozer-Chester Medical Center Obligated Group)
VRDO	0.120%	12/7/15 LOC	2,115	2,115
Delaware County PA Authority Revenue
(Haverford College) VRDO	0.010%	12/7/15	29,845	29,845
Delaware County PA Industrial Development
Authority Airport Facilities Revenue (United Parcel
Service Inc.) VRDO	0.010%	12/1/15	36,000	36,000
1 Delaware County PA Industrial Development
Authority Revenue (Aqua Pennsylvania Inc.
Project) TOB VRDO	0.030%	12/7/15 (13)	2,515	2,515
Delaware County PA Industrial Development
Authority Solid Waste Revenue (Scott Paper Co.)
VRDO	0.030%	12/7/15	2,000	2,000
Delaware County PA Industrial Development
Authority Solid Waste Revenue (Scott Paper Co.)
VRDO	0.030%	12/7/15	12,000	12,000
Delaware County PA Industrial Development
Authority Solid Waste Revenue (Scott Paper Co.)
VRDO	0.030%	12/7/15	13,490	13,490
Delaware River Port Authority Pennsylvania &
New Jersey Revenue VRDO	0.010%	12/7/15 LOC	26,200	26,200
Delaware River Port Authority Pennsylvania &
New Jersey Revenue VRDO	0.010%	12/7/15 LOC	10,885	10,885
Easton PA Area School District GO	7.500%	4/1/16 (Prere.)	2,000	2,048
Easton PA Area School District GO	7.500%	4/1/16 (Prere.)	1,275	1,306
Emmaus PA General Authority Revenue VRDO	0.010%	12/7/15 LOC	8,000	8,000
Emmaus PA General Authority Revenue VRDO	0.010%	12/7/15 LOC	17,900	17,900
Emmaus PA General Authority Revenue VRDO	0.010%	12/7/15 LOC	15,200	15,200
Emmaus PA General Authority Revenue VRDO	0.010%	12/7/15 LOC	10,000	10,000
Emmaus PA General Authority Revenue VRDO	0.010%	12/7/15 LOC	12,500	12,500
Emmaus PA General Authority Revenue VRDO	0.010%	12/7/15 LOC	1,200	1,200
Emmaus PA General Authority Revenue VRDO	0.010%	12/7/15 LOC	7,100	7,100
Emmaus PA General Authority Revenue VRDO	0.010%	12/7/15 LOC	500	500
Emmaus PA General Authority Revenue VRDO	0.010%	12/7/15 LOC	62,800	62,800
Emmaus PA General Authority Revenue VRDO	0.010%	12/7/15 LOC	2,200	2,200
Emmaus PA General Authority Revenue VRDO	0.010%	12/7/15 LOC	1,200	1,200
Emmaus PA General Authority Revenue VRDO	0.010%	12/7/15 LOC	7,700	7,700
Emmaus PA General Authority Revenue VRDO	0.010%	12/7/15 LOC	6,700	6,700
Emmaus PA General Authority Revenue VRDO	0.010%	12/7/15 LOC	7,900	7,900
Emmaus PA General Authority Revenue VRDO	0.010%	12/7/15 LOC	4,900	4,900
Emmaus PA General Authority Revenue VRDO	0.010%	12/7/15 LOC	11,700	11,700
Fleetwood Area PA School District GO	2.000%	6/1/16	980	988
1 Geisinger Authority Health System Pennsylvania
Revenue (Geisinger Health System) TOB VRDO	0.020%	12/7/15	5,000	5,000
1 Geisinger Authority Health System Pennsylvania
Revenue (Geisinger Health System) TOB VRDO	0.020%	12/7/15	2,785	2,785
1 Geisinger Authority Health System Pennsylvania
Revenue (Geisinger Health System) TOB VRDO	0.020%	12/7/15	5,225	5,225
Geisinger Authority Health System Pennsylvania
Revenue (Geisinger Health System) VRDO	0.010%	12/1/15	3,500	3,500

Pennsylvania Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Geisinger Authority Health System Pennsylvania
Revenue (Geisinger Health System) VRDO	0.010%	12/1/15	47,600	47,600
Geisinger Authority Health System Pennsylvania
Revenue (Geisinger Health System) VRDO	0.010%	12/1/15	1,585	1,585
Geisinger Authority Health System Pennsylvania
Revenue (Geisinger Health System) VRDO	0.010%	12/1/15	1,100	1,100
Haverford Township PA School District GO VRDO	0.020%	12/7/15 LOC	5,000	5,000
Lancaster County PA Hospital Authority Health
Center Revenue (Masonic Homes Project) VRDO	0.010%	12/1/15 LOC	4,350	4,350
1 Lancaster County PA Hospital Authority Health
System Revenue (Lancaster General Hospital
Project) TOB VRDO	0.020%	12/7/15	3,410	3,410
Lower Merion PA School District GO VRDO	0.010%	12/7/15 LOC	26,685	26,685
Lower Merion PA School District GO VRDO	0.010%	12/7/15 LOC	5,300	5,300
Manheim Township PA School District GO	1.500%	12/1/15	1,645	1,645
Montgomery County PA GO VRDO	0.010%	12/1/15	9,025	9,025
Montgomery County PA Industrial Development
Authority Revenue (Friends’ Central School
Project) VRDO	0.020%	12/7/15 LOC	2,515	2,515
North Hills PA School District GO	5.250%	12/15/15 (Prere.)	2,000	2,004
Northampton County PA General Purpose
Authority University Revenue (Lafayette College)
VRDO	0.010%	12/7/15	22,290	22,290
Northampton County PA General Purpose
Authority University Revenue (Lafayette College)
VRDO	0.020%	12/7/15	9,990	9,990
Northampton County PA General Purpose
Authority University Revenue (Lafayette College)
VRDO	0.020%	12/7/15	11,000	11,000
Northampton County PA General Purpose
Authority University Revenue (Lehigh University)
VRDO	0.010%	12/7/15	9,845	9,845
Northampton County PA General Purpose
Authority University Revenue (Lehigh University)
VRDO	0.010%	12/7/15	15,515	15,515
Northampton County PA General Purpose
Authority University Revenue (Lehigh University)
VRDO	0.010%	12/7/15	9,895	9,895
Nuveen Pennsylvania Investment Quality
Municipal Fund VRDP VRDO	0.110%	12/7/15 LOC	50,500	50,500
1 Nuveen Pennsylvania Investment Quality
Municipal Fund VRDP VRDO	0.110%	12/7/15 LOC	39,000	39,000
Owen J. Roberts School District Pennsylvania GO	5.000%	5/15/16 (Prere.)	11,695	11,951
Pennsylvania Economic Development Financing
Authority Exempt Facilities Revenue (York Water
Co. Project) VRDO	0.020%	12/7/15 LOC	12,000	12,000
Pennsylvania Economic Development Financing
Authority Unemployment Compensation Revenue 5.000%		1/1/16	6,000	6,024
Pennsylvania Economic Development Financing
Authority Unemployment Compensation Revenue 4.000%		7/1/16	2,160	2,208
Pennsylvania Economic Development Financing
Authority Unemployment Compensation Revenue 5.000%		7/1/16	24,315	24,986

Pennsylvania Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 Pennsylvania Economic Development Financing
Authority Water Facilities Revenue (Aqua
Pennsylvania Inc. Project) TOB VRDO	0.020%	12/7/15 (13)	9,900	9,900
Pennsylvania GO	5.000%	1/1/16	625	628
Pennsylvania GO	5.000%	1/1/16 (Prere.)	8,510	8,545
Pennsylvania GO	5.000%	1/1/16 (Prere.)	9,625	9,664
Pennsylvania GO	5.000%	2/15/16	21,000	21,207
Pennsylvania GO	5.000%	2/15/16	3,955	3,994
Pennsylvania GO	5.000%	3/15/16	26,010	26,373
Pennsylvania GO	5.000%	4/15/16	2,500	2,545
Pennsylvania GO	5.000%	5/1/16	4,350	4,436
Pennsylvania GO	5.000%	6/1/16	15,000	15,351
Pennsylvania GO	5.000%	6/15/16	17,375	17,805
Pennsylvania GO	5.000%	7/1/16	4,040	4,152
1 Pennsylvania GO TOB VRDO	0.010%	12/7/15	10,400	10,400
1 Pennsylvania GO TOB VRDO	0.020%	12/7/15	5,000	5,000
1 Pennsylvania GO TOB VRDO	0.020%	12/7/15	19,325	19,325
Pennsylvania Higher Educational Facilities
Authority Revenue (Drexel University) VRDO	0.010%	12/1/15 LOC	11,400	11,400
Pennsylvania Higher Educational Facilities
Authority Revenue (Drexel University) VRDO	0.010%	12/7/15 LOC	8,250	8,250
Pennsylvania Higher Educational Facilities
Authority Revenue (Drexel University) VRDO	0.020%	12/7/15 LOC	15,420	15,420
Pennsylvania Higher Educational Facilities
Authority Revenue (Gwynedd Mercy College)
VRDO	0.010%	12/7/15 LOC	15,830	15,830
Pennsylvania Higher Educational Facilities
Authority Revenue (Higher Education System)	5.000%	6/15/16	8,085	8,288
1 Pennsylvania Higher Educational Facilities
Authority Revenue (Presbyterian Medical Center)
TOB VRDO	0.020%	12/7/15	7,200	7,200
Pennsylvania Higher Educational Facilities
Authority Revenue (Susquehanna University)
VRDO	0.030%	12/7/15 LOC	4,300	4,300
Pennsylvania Higher Educational Facilities
Authority Revenue (University of Pennsylvania
Health System) VRDO	0.010%	12/7/15	55,760	55,760
1 Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue TOB VRDO	0.060%	12/7/15	2,300	2,300
Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue VRDO	0.020%	12/7/15	2,280	2,280
Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue VRDO	0.020%	12/7/15	13,460	13,460
Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue VRDO	0.020%	12/7/15	27,910	27,910
Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue VRDO	0.020%	12/7/15	16,055	16,055
Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue VRDO	0.020%	12/7/15	11,280	11,280
Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue VRDO	0.020%	12/7/15	22,510	22,510
Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue VRDO	0.020%	12/7/15	2,000	2,000

Pennsylvania Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue VRDO	0.040%	12/7/15	6,805	6,805
Pennsylvania Infrastructure Investment Authority
Revenue (PENNVEST Commonwealth Funded
Loan Pool Program)	5.000%	5/15/16	1,790	1,828
1 Pennsylvania Intergovernmental Cooperation
Authority Special Tax Revenue (Philadelphia
Funding Program) TOB VRDO	0.020%	12/7/15	5,055	5,055
Pennsylvania State University Revenue PUT	0.290%	6/1/16	29,500	29,500
1 Pennsylvania State University Revenue TOB VRDO	0.020%	12/7/15	6,100	6,100
1 Pennsylvania Turnpike Commission Oil Franchise
Tax Revenue TOB VRDO	0.030%	12/7/15	2,000	2,000
2 Pennsylvania Turnpike Commission Revenue	0.160%	5/1/16	8,135	8,135
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/16 (Prere.)	7,695	7,873
Philadelphia Authority for Industrial Development
Revenue (Gift of Life Donor Program) VRDO	0.010%	12/7/15 LOC	10,325	10,325
Philadelphia PA Airport Revenue VRDO	0.020%	12/7/15 LOC	20,690	20,690
Philadelphia PA Airport Revenue VRDO	0.020%	12/7/15 LOC	17,800	17,800
1 Philadelphia PA Authority for Industrial
Development Revenue (Children’s Hospital of
Philadelphia Project) TOB VRDO	0.020%	12/7/15	5,000	5,000
1 Philadelphia PA Authority for Industrial
Development Revenue (Children’s Hospital of
Philadelphia Project) TOB VRDO	0.020%	12/7/15	2,500	2,500
Philadelphia PA Authority for Industrial
Development Revenue (Inglis House Project)
VRDO	0.010%	12/7/15	20,800	20,800
Philadelphia PA Gas Works Revenue VRDO	0.010%	12/7/15 LOC	19,600	19,600
Philadelphia PA Gas Works Revenue VRDO	0.020%	12/7/15 LOC	10,530	10,530
Philadelphia PA GO	7.125%	7/15/16 (Prere.)	7,070	7,369
Philadelphia PA GO VRDO	0.010%	12/7/15 LOC	55,550	55,550
1 Philadelphia PA Hospitals & Higher Education
Facilities Authority Hospital Revenue (Children’s
Hospital of Philadelphia Project) TOB VRDO	0.020%	12/7/15	4,765	4,765
Philadelphia PA Hospitals & Higher Education
Facilities Authority Hospital Revenue (Children’s
Hospital of Philadelphia Project) VRDO	0.010%	12/1/15	2,400	2,400
Philadelphia PA Hospitals & Higher Education
Facilities Authority Hospital Revenue (Children’s
Hospital of Philadelphia Project) VRDO	0.010%	12/1/15	18,300	18,300
Philadelphia PA Hospitals & Higher Education
Facilities Authority Hospital Revenue (Children’s
Hospital of Philadelphia Project) VRDO	0.010%	12/1/15	35,600	35,600
Philadelphia PA Industrial Development Authority
Lease Revenue VRDO	0.010%	12/7/15 LOC	10,450	10,450
Philadelphia PA School District GO VRDO	0.010%	12/7/15 LOC	47,575	47,575
Philadelphia PA School District GO VRDO	0.010%	12/7/15 LOC	20,000	20,000
Philadelphia PA School District GO VRDO	0.010%	12/7/15 LOC	6,605	6,605
Philadelphia PA TRAN	2.000%	6/30/16	25,000	25,248
Philadelphia PA Water & Waste Water Revenue
VRDO	0.010%	12/7/15 LOC	31,690	31,690
Pittsburgh PA Water & Sewer Authority Revenue
VRDO	0.010%	12/7/15 LOC	18,900	18,900
Ridley PA School District GO VRDO	0.020%	12/7/15 LOC	8,505	8,505

Pennsylvania Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Seneca Valley PA School District GO	2.000%	3/1/16	1,630	1,637
1 Southcentral Pennsylvania General Authority
Revenue (WellSpan Health Obligated Group)
TOB VRDO	0.020%	12/7/15	10,000	10,000
1 Southcentral Pennsylvania General Authority
Revenue (WellSpan Health Obligated Group)
TOB VRDO	0.020%	12/7/15	6,670	6,670
1 Southcentral Pennsylvania General Authority
Revenue (WellSpan Health Obligated Group)
TOB VRDO	0.020%	12/7/15	3,000	3,000
St. Mary Hospital Authority Pennsylvania Health
System Revenue (Catholic Health Initiatives)
VRDO	0.010%	12/7/15	18,415	18,415
State Public School Building Authority
Pennsylvania Revenue (Haverford Township
School District)	5.250%	3/15/16 (Prere.)	1,755	1,780
State Public School Building Authority
Pennsylvania School Revenue (North Allegheny
School District Project) VRDO	0.010%	12/7/15	18,115	18,115
Union County PA Higher Educational Facilities
Financing Authority University Revenue (Bucknell
University) VRDO	0.010%	12/7/15	3,300	3,300
University of Pittsburgh of the Commonwealth
System of Higher Education Pennsylvania
(University Capital Project) RAN	2.000%	8/2/16	35,000	35,397
University of Pittsburgh PA Revenue CP	0.050%	12/1/15	25,000	25,000
University of Pittsburgh PA Revenue CP	0.060%	12/1/15	7,500	7,500
University of Pittsburgh PA Revenue CP	0.060%	12/1/15	7,500	7,500
University of Pittsburgh PA Revenue CP	0.070%	1/4/16	20,000	20,000
University of Pittsburgh PA Revenue CP	0.060%	1/5/16	20,000	20,000
University of Pittsburgh PA Revenue CP	0.070%	2/1/16	10,000	10,000
University of Pittsburgh PA Revenue CP	0.070%	2/1/16	20,000	20,000
University of Pittsburgh PA Revenue CP	0.040%	2/2/16	13,821	13,821
University of Pittsburgh PA Revenue CP	0.050%	2/16/16	3,750	3,750
University of Pittsburgh PA Revenue CP	0.050%	2/17/16	5,000	5,000
Wilson PA School District GO	5.250%	12/1/15 (Prere.)	1,500	1,500
York County PA Industrial Development Authority
Revenue (Crescent Industries Inc. Project) VRDO	0.120%	12/7/15 LOC	1,690	1,690
Total Tax-Exempt Municipal Bonds (Cost $2,063,782)				2,063,782

Pennsylvania Tax-Exempt Money Market Fund

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	180
Receivables for Investment Securities Sold	2,960
Receivables for Accrued Income	4,029
Receivables for Capital Shares Issued	6,857
Other Assets	6,390
Total Other Assets	20,416
Liabilities
Payables for Investment Securities Purchased	(17,850)
Payables for Capital Shares Redeemed	(3,440)
Payables to Vanguard	(3,611)
Other Liabilities	(1)
Total Liabilities	(24,902)
Net Assets (100%)
Applicable to 2,059,200,817 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,059,296
Net Asset Value Per Share	$1.00

At November 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	2,059,296
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	—
Net Assets	2,059,296

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the aggregate value of these securities was $259,565,000, representing 12.6% of net assets.
2 Adjustable-rate security.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit

Pennsylvania Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
November 30, 2015
($000)
Investment Income
Income
Interest	1,379
Total Income	1,379
Expenses
The Vanguard Group—Note B
Investment Advisory Services	448
Management and Administrative	2,411
Marketing and Distribution	531
Custodian Fees	24
Auditing Fees	29
Shareholders’ Reports	19
Trustees’ Fees and Expenses	2
Total Expenses	3,464
Expense Reduction—Note B	(2,301)
Net Expenses	1,163
Net Investment Income	216
Realized Net Gain (Loss) on Investment Securities Sold	(13)
Net Increase (Decrease) in Net Assets Resulting from Operations	203

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	216	235
Realized Net Gain (Loss)	(13)	48
Net Increase (Decrease) in Net Assets Resulting from Operations	203	283
Distributions
Net Investment Income	(216)	(235)
Realized Capital Gain	—	—
Total Distributions	(216)	(235)
Capital Share Transactions (at $1.00 per share)
Issued	1,368,356	1,480,664
Issued in Lieu of Cash Distributions	210	228
Redeemed	(1,534,235)	(1,711,394)
Net Increase (Decrease) from Capital Share Transactions	(165,669)	(230,502)
Total Increase (Decrease)	(165,682)	(230,454)
Net Assets
Beginning of Period	2,224,978	2,455,432
End of Period[1]	2,059,296	2,224,978
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of 0 and 0.

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Tax-Exempt Money Market Fund

Financial Highlights

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0001	.0001	.0001	.0003	.001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0001	.0001	.0001	.0003	.001
Distributions
Dividends from Net Investment Income	(.0001)	(.0001)	(.0001)	(.0003)	(.001)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.0001)	(.0001)	(.0001)	(.0003)	(.001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.01%	0.01%	0.01%	0.03%	0.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,059	$2,225	$2,455	$2,474	$2,649
Ratio of Total Expenses to Average Net Assets	0.05%[2]	0.06%[2]	0.10%[2]	0.15%[2]	0.16%[2]
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.01%	0.01%	0.03%	0.06%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2015, 0.16% for 2014, 0.16% for 2013, 0.16% for 2012, and 0.17% for 2011. See Note B in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard Pennsylvania Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2015, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Pennsylvania Tax-Exempt Money Market Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2015, the fund had contributed to Vanguard capital in the amount of $180,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended November 30, 2015, Vanguard’s expenses were reduced by $2,301,000 (an effective annual rate of 0.11% of the fund’s average net assets); the fund is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to November 30, 2015, that would require recognition or disclosure in these financial statements.

Pennsylvania Long-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2015

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VPAIX	VPALX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	2.40%	2.48%

Financial Attributes

		Barclays
		PA	Barclays
		Muni	Municipal
		Bond	Bond
	Fund	Index	Index

Number of Bonds	639	1,605	47,840

Yield to Maturity
(before expenses)	2.6%	2.3%	2.2%

Average Coupon	4.8%	4.8%	4.8%

Average Duration	6.0 years	6.7 years	6.4 years

Average Stated
Maturity	16.5 years	13.4 years	13.1 years

Short-Term
Reserves	3.6%	—	—

Volatility Measures
	Barclays PA	Barclays
	Muni Bond	Municipal
	Index	Bond Index
R-Squared	0.99	0.99
Beta	1.17	1.12

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity
(% of portfolio)
Under 1 Year	4.9%
1 - 3 Years	5.0
3 - 5 Years	2.6
5 - 10 Years	7.7
10 - 20 Years	42.7
20 - 30 Years	35.4
Over 30 Years	1.7

Distribution by Credit Quality (% of portfolio)
AAA	1.9%
AA	47.5
A	39.4
BBB	9.4
BB	0.2
Not Rated	1.6

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated March 26, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2015, the expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

Pennsylvania Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2005, Through November 30, 2015
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2015

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Pennsylvania Long-Term Tax-Exempt
Fund Investor Shares	3.70%	5.10%	4.55%	$15,598

Barclays PA Municipal Bond Index	3.35	5.00	4.92	16,163
Pennsylvania Municipal Debt Funds
Average	2.96	4.52	3.93	14,709

Barclays Municipal Bond Index	3.10	4.79	4.73	15,878

Pennsylvania Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Pennsylvania Long-Term Tax-Exempt Fund
Admiral Shares	3.79%	5.18%	4.63%	$78,597
Barclays PA Municipal Bond Index	3.35	5.00	4.92	80,814
Barclays Municipal Bond Index	3.10	4.79	4.73	79,388

See Financial Highlights for dividend and capital gains information.

Pennsylvania Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2005, Through November 30, 2015
				Barclays PA
				Muni Bond
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	4.72%	1.58%	6.30%	5.77%
2007	4.50	-2.20	2.30	3.40
2008	4.19	-8.67	-4.48	-1.82
2009	4.67	7.65	12.32	13.08
2010	4.10	0.18	4.28	4.31
2011	4.16	1.91	6.07	6.47
2012	3.91	6.52	10.43	10.26
2013	3.50	-7.46	-3.96	-2.90
2014	4.01	5.89	9.90	8.32
2015	3.67	0.03	3.70	3.35

Average Annual Total Returns: Periods Ended September 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	4/7/1986	3.89%	4.43%	4.16%	0.27%	4.43%
Admiral Shares	5/14/2001	3.97	4.52	4.24	0.27	4.51

Pennsylvania Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.1%)
Pennsylvania (98.8%)
Allegheny County PA GO	5.000%	11/1/27	2,575	2,944
Allegheny County PA GO	5.000%	11/1/29	4,000	4,481
Allegheny County PA GO	5.000%	12/1/30	1,365	1,577
Allegheny County PA GO	5.250%	12/1/32	1,000	1,154
Allegheny County PA GO	5.250%	12/1/33	1,000	1,154
Allegheny County PA GO	5.000%	12/1/34	1,695	1,938
Allegheny County PA GO	5.000%	12/1/34	3,600	4,030
Allegheny County PA GO	5.000%	12/1/37 (4)	10,000	11,141
Allegheny County PA GO	5.000%	12/1/37	10,000	11,141
Allegheny County PA Higher Education Building
Authority University Revenue (Carnegie Mellon
University) VRDO	0.010%	12/1/15	8,800	8,800
Allegheny County PA Higher Education Building
Authority University Revenue (Chatham
University)	5.000%	9/1/30	2,545	2,754
Allegheny County PA Higher Education Building
Authority University Revenue (Duquesne
University)	5.250%	3/1/26	4,005	4,539
Allegheny County PA Higher Education Building
Authority University Revenue (Duquesne
University)	5.500%	3/1/28	1,940	2,203
Allegheny County PA Higher Education Building
Authority University Revenue (Duquesne
University)	5.500%	3/1/29	1,700	1,922
Allegheny County PA Higher Education Building
Authority University Revenue (Duquesne
University)	5.000%	3/1/30	1,180	1,360
Allegheny County PA Higher Education Building
Authority University Revenue (Duquesne
University)	5.500%	3/1/31	770	867
Allegheny County PA Higher Education Building
Authority University Revenue (Duquesne
University)	5.000%	3/1/33	1,000	1,115
Allegheny County PA Hospital Development
Authority Revenue (University of Pittsburgh
Medical Center)	5.375%	8/15/29	4,020	4,490

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Allegheny County PA Hospital Development
Authority Revenue (University of Pittsburgh
Medical Center)	1.040%	2/1/37	3,000	2,747
Allegheny County PA Hospital Development
Authority Revenue (University of Pittsburgh
Medical Center)	5.625%	8/15/39	10,835	12,076
Allegheny County PA Port Authority Revenue	5.750%	3/1/29	7,500	8,870
Allegheny County PA Sanitary Authority Sewer
Revenue	5.500%	12/1/16 (ETM)	11,295	11,781
Allegheny County PA Sanitary Authority Sewer
Revenue	5.000%	12/1/24 (14)	6,000	6,001
Allegheny County PA Sanitary Authority Sewer
Revenue	5.000%	6/1/26 (4)	4,925	5,702
Allegheny County PA Sanitary Authority Sewer
Revenue	5.000%	12/1/27 (15)	5,300	6,298
Allegheny County PA Sanitary Authority Sewer
Revenue	5.000%	6/1/30 (4)	3,500	3,994
Allegheny County PA Sanitary Authority Sewer
Revenue	5.000%	12/1/30 (15)	3,400	3,958
Allegheny County PA Sanitary Authority Sewer
Revenue	5.000%	12/1/32 (14)	12,000	12,610
Allegheny County PA Sanitary Authority Sewer
Revenue	5.000%	12/1/35	6,000	6,819
Allegheny County PA Sanitary Authority Sewer
Revenue	5.000%	12/1/40	4,250	4,776
Allegheny County PA Sanitary Authority Sewer
Revenue	5.250%	12/1/41 (15)	3,500	4,006
Allegheny County PA Sanitary Authority Sewer
Revenue	5.250%	12/1/44 (15)	6,210	7,084
Allegheny County PA Sanitary Authority Sewer
Revenue	5.000%	12/1/45	4,620	5,155
Allentown PA Neighborhood Improvement Zone
Development Authority Tax Revenue	5.000%	5/1/26	400	438
Allentown PA Neighborhood Improvement Zone
Development Authority Tax Revenue	5.000%	5/1/29	250	270
Allentown PA Neighborhood Improvement Zone
Development Authority Tax Revenue	5.000%	5/1/35	11,530	12,101
Allentown PA Neighborhood Improvement Zone
Development Authority Tax Revenue	5.000%	5/1/42	11,120	11,546
Beaver County PA Hospital Authority Revenue
(Heritage Valley Health System Inc.)	5.000%	5/15/20	2,000	2,295
Beaver County PA Hospital Authority Revenue
(Heritage Valley Health System Inc.)	5.000%	5/15/22	1,240	1,449
Beaver County PA Hospital Authority Revenue
(Heritage Valley Health System Inc.)	5.000%	5/15/23	1,750	2,028
Beaver County PA Hospital Authority Revenue
(Heritage Valley Health System Inc.)	5.000%	5/15/25	1,620	1,851
Beaver County PA Hospital Authority Revenue
(Heritage Valley Health System Inc.)	5.000%	5/15/28	2,000	2,248
Bensalem Township PA School District GO	5.250%	6/15/17 (Prere.)	3,700	3,959
Berks County PA Municipal Authority Revenue
(Reading Hospital & Medical Center Project)	5.500%	11/1/31	3,500	3,979
Berks County PA Municipal Authority Revenue
(Reading Hospital & Medical Center Project)	5.750%	11/1/39	4,615	5,259

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Berks County PA Municipal Authority Revenue
(Reading Hospital & Medical Center Project)	5.000%	11/1/40	6,935	7,553
1 Berks County PA Municipal Authority Revenue
(Reading Hospital & Medical Center Project)
TOB VRDO	0.020%	12/7/15	9,750	9,750
Blair County PA Hospital Authority Hospital
Revenue (Altoona Hospital Project)	5.500%	7/1/16 (2)	1,760	1,791
Bristol Township PA School District GO	5.250%	6/1/37	5,000	5,704
Bucks County PA Water & Sewer Authority
Water System Revenue	5.000%	12/1/29 (4)	2,000	2,289
Bucks County PA Water & Sewer Authority
Water System Revenue	5.000%	12/1/33 (4)	2,000	2,259
Bucks County PA Water & Sewer Authority
Water System Revenue	5.000%	12/1/37 (4)	3,500	3,954
Butler County PA Hospital Authority Revenue
(Butler Health System Project)	7.125%	7/1/19 (Prere.)	1,075	1,300
Butler County PA Hospital Authority Revenue
(Butler Health System Project)	7.250%	7/1/19 (Prere.)	310	376
Butler County PA Hospital Authority Revenue
(Butler Health System Project)	5.000%	7/1/26	500	576
Butler County PA Hospital Authority Revenue
(Butler Health System Project)	5.000%	7/1/27	490	557
Butler County PA Hospital Authority Revenue
(Butler Health System Project)	5.000%	7/1/28	540	608
Butler County PA Hospital Authority Revenue
(Butler Health System Project)	5.000%	7/1/29	1,670	1,862
Butler County PA Hospital Authority Revenue
(Butler Health System Project)	5.000%	7/1/30	1,370	1,518
Butler County PA Hospital Authority Revenue
(Butler Health System Project)	5.000%	7/1/35	4,430	4,872
Butler County PA Hospital Authority Revenue
(Butler Health System Project)	5.000%	7/1/39	3,250	3,539
Cambria County PA GO	5.000%	8/1/22 (15)	1,500	1,752
Cambria County PA GO	5.000%	8/1/23 (15)	1,500	1,762
Canon-McMillan PA School District GO	5.000%	12/15/37 (15)	3,000	3,398
Central Bradford PA Progress Authority Revenue
(Guthrie Healthcare System)	5.500%	12/1/31	7,125	8,292
Central Bradford PA Progress Authority Revenue
(Guthrie Healthcare System)	5.375%	12/1/41	3,000	3,382
Centre County PA Hospital Authority Revenue
(Mount Nittany Medical Center Project)	5.000%	11/15/32	6,280	6,882
Centre County PA Hospital Authority Revenue
(Mount Nittany Medical Center Project)	5.000%	11/15/36	5,000	5,427
Centre County PA Hospital Authority Revenue
(Mount Nittany Medical Center Project)	6.250%	11/15/41	4,465	5,177
Centre County PA Hospital Authority Revenue
(Mount Nittany Medical Center Project)	5.000%	11/15/44	3,000	3,237
Centre County PA Hospital Authority Revenue
(Mount Nittany Medical Center Project)	7.000%	11/15/46	6,930	8,305
Chartiers Valley PA School District GO	5.000%	10/15/35	1,135	1,297
Chartiers Valley PA School District GO	5.000%	10/15/40	2,750	3,108
Chester County PA GO	5.000%	7/15/17 (Prere.)	4,345	4,643
Chester County PA GO	5.000%	7/15/17 (Prere.)	5,000	5,343
Chester County PA GO	5.000%	11/15/30	3,740	4,324

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Chester County PA GO	5.000%	11/15/31	2,350	2,708
Chester County PA GO	5.000%	11/15/31	3,000	3,516
Chester County PA GO	5.000%	11/15/32	1,000	1,151
Chester County PA Health & Education Facilities
Authority Revenue (Devereux Foundation)	5.000%	11/1/18	1,105	1,136
Chester County PA Health & Education Facilities
Authority Revenue (Devereux Foundation)	5.000%	11/1/20	650	666
Chester County PA Health & Education Facilities
Authority Revenue (Devereux Foundation)	5.000%	11/1/22	795	814
Chester County PA Health & Education Facilities
Authority Revenue (Devereux Foundation)	5.000%	11/1/31	4,500	4,576
Chester County PA Health & Education Facilities
Authority Revenue (Jefferson Health System)	5.000%	5/15/31	2,720	3,011
Chester County PA Health & Education Facilities
Authority Revenue (Jefferson Health System)	5.000%	5/15/40	30,485	33,237
Chester County PA Industrial Development
Authority Student Housing Revenue (University
Student Housing LLC Project)	5.000%	8/1/30	1,100	1,169
Chester County PA Industrial Development
Authority Student Housing Revenue (University
Student Housing LLC Project)	5.000%	8/1/35	785	823
Chester County PA Industrial Development
Authority Student Housing Revenue (University
Student Housing LLC Project)	5.000%	8/1/45	2,990	3,106
Clarion County PA Industrial Development
Authority Revenue (Clarion University Foundation
Inc. Student Housing Project)	5.000%	7/1/29	2,000	2,131
Clarion County PA Industrial Development
Authority Revenue (Clarion University Foundation
Inc. Student Housing Project)	5.000%	7/1/32 (10)	4,980	5,040
Clarion County PA Industrial Development
Authority Revenue (Clarion University Foundation
Inc. Student Housing Project)	5.000%	7/1/33	3,000	3,149
Clarion County PA Industrial Development
Authority Revenue (Clarion University Foundation
Inc. Student Housing Project)	5.000%	7/1/37 (10)	6,360	6,421
Clarion County PA Industrial Development
Authority Revenue (Clarion University Foundation
Inc. Student Housing Project)	5.000%	7/1/45	2,000	2,078
Commonwealth Financing Authority Pennsylvania
Revenue	5.000%	6/1/28	1,365	1,536
Commonwealth Financing Authority Pennsylvania
Revenue	5.000%	6/1/31	5,000	5,546
Commonwealth Financing Authority Pennsylvania
Revenue	5.000%	6/1/33	7,760	8,574
Cumberland County PA Municipal Authority
Revenue (Diakon Lutheran Social Ministries
Project)	5.000%	1/1/17 (Prere.)	2,700	2,824
Cumberland County PA Municipal Authority
Revenue (Diakon Lutheran Social Ministries
Project)	6.375%	1/1/19 (Prere.)	1,800	2,085
Cumberland County PA Municipal Authority
Revenue (Diakon Lutheran Social Ministries
Project)	6.375%	1/1/39	200	228

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Cumberland County PA Municipal Authority
Revenue (Dickinson College Project)	5.000%	11/1/32	2,225	2,497
Cumberland County PA Municipal Authority
Revenue (Dickinson College Project)	5.000%	11/1/37	2,000	2,221
Cumberland County PA Municipal Authority
Revenue (Dickinson College Project)	5.000%	11/1/42	3,105	3,431
Dallas PA Area Muni Authority University
Revenue (Misericordia University Project)	5.000%	5/1/37	2,500	2,655
Dallas PA School District GO	5.000%	4/1/29 (11)	5,385	5,631
Dauphin County PA General Authority Health
System Revenue (Pinnacle Health System
Project)	6.000%	6/1/29	260	298
Dauphin County PA General Authority Health
System Revenue (Pinnacle Health System
Project)	6.000%	6/1/36	15,165	17,257
Dauphin County PA General Authority Health
System Revenue (Pinnacle Health System
Project)	5.000%	6/1/42	21,040	22,696
Delaware County PA Authority Hospital Revenue
(Crozer-Keystone Obligated Group)	5.000%	12/15/31	5,025	5,163
Delaware County PA Authority University Revenue
(Villanova University)	5.000%	12/1/26	1,000	1,112
Delaware County PA Authority University Revenue
(Villanova University)	5.000%	12/1/28	1,000	1,109
Delaware County PA Authority University Revenue
(Villanova University)	5.250%	12/1/31	600	675
Delaware County PA Authority University Revenue
(Villanova University)	5.000%	8/1/40	2,500	2,801
Delaware County PA Authority University Revenue
(Villanova University)	5.000%	8/1/45	1,500	1,671
Delaware County PA Regional Water Quality
Control Authority Revenue	5.000%	5/1/27	3,240	3,790
Delaware County PA Regional Water Quality
Control Authority Revenue	5.000%	5/1/40	1,500	1,700
Delaware County PA Vocational-Technical School
Authority Lease Revenue (Delaware County
Intermediate Unit No. 25 Project)	5.000%	11/1/38 (15)	1,250	1,373
Delaware River Joint Toll Bridge Commission
Pennsylvania & New Jersey Revenue	5.000%	7/1/25	1,100	1,276
Delaware River Joint Toll Bridge Commission
Pennsylvania & New Jersey Revenue	5.000%	7/1/30	500	582
Delaware River Joint Toll Bridge Commission
Pennsylvania & New Jersey Revenue	4.000%	7/1/33 (15)	4,000	4,228
Delaware River Port Authority Pennsylvania
& New Jersey Revenue	5.000%	1/1/23	2,425	2,772
Delaware River Port Authority Pennsylvania
& New Jersey Revenue	5.000%	1/1/24	3,220	3,652
Delaware River Port Authority Pennsylvania
& New Jersey Revenue	5.000%	1/1/25	2,715	3,074
Delaware River Port Authority Pennsylvania
& New Jersey Revenue	5.000%	1/1/26	3,000	3,371
Delaware River Port Authority Pennsylvania
& New Jersey Revenue	5.000%	1/1/27	1,000	1,121

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Delaware River Port Authority Pennsylvania
& New Jersey Revenue	5.000%	1/1/31	3,500	4,018
Delaware River Port Authority Pennsylvania
& New Jersey Revenue	5.000%	1/1/34	3,500	3,978
Delaware River Port Authority Pennsylvania
& New Jersey Revenue	5.000%	1/1/35	10,000	11,117
Delaware River Port Authority Pennsylvania
& New Jersey Revenue	5.000%	1/1/37	12,000	13,537
Delaware River Port Authority Pennsylvania
& New Jersey Revenue	5.000%	1/1/40	10,000	11,235
Delaware Valley PA Regional Finance Authority
Revenue	7.750%	7/1/27 (2)	130	185
Delaware Valley PA Regional Finance Authority
Revenue	5.500%	8/1/28 (2)	4,135	4,916
Delaware Valley PA Regional Finance Authority
Revenue	5.750%	7/1/32	1,000	1,233
Doylestown PA Hospital Authority Revenue	5.000%	7/1/20 (12)	5,060	5,479
Doylestown PA Hospital Authority Revenue	5.000%	7/1/21 (12)	3,000	3,277
Doylestown PA Hospital Authority Revenue	5.000%	7/1/22 (12)	3,455	3,761
Doylestown PA Hospital Authority Revenue	5.000%	7/1/25	3,730	4,099
Doylestown PA Hospital Authority Revenue	5.000%	7/1/26	4,445	4,843
Doylestown PA Hospital Authority Revenue	5.000%	7/1/27	1,170	1,268
Doylestown PA Hospital Authority Revenue	5.000%	7/1/28	1,000	1,080
Doylestown PA Hospital Authority Revenue	5.000%	7/1/29	865	932
East Hempfield Township PA Industrial
Development Authority Revenue (Millersville
University Student Housing Project)	5.000%	7/1/30	825	883
East Hempfield Township PA Industrial
Development Authority Revenue (Millersville
University Student Housing Project)	5.000%	7/1/30	1,280	1,354
East Hempfield Township PA Industrial
Development Authority Revenue (Millersville
University Student Housing Project)	5.000%	7/1/34	1,000	1,048
East Hempfield Township PA Industrial
Development Authority Revenue (Millersville
University Student Housing Project)	5.000%	7/1/35	1,250	1,303
East Hempfield Township PA Industrial
Development Authority Revenue (Millersville
University Student Housing Project)	5.000%	7/1/45	4,250	4,388
East Hempfield Township PA Industrial
Development Authority Revenue (Millersville
University Student Housing Project)	5.000%	7/1/47	3,750	3,895
East Norriton-Plymouth-Whitpain PA Joint Sewer
Authority Revenue	5.000%	8/1/38	2,500	2,756
East Norriton-Plymouth-Whitpain PA Joint Sewer
Authority Revenue	5.000%	8/1/41	2,100	2,304
Erie City PA Water Authority Revenue	5.000%	12/1/49 (4)	5,000	5,641
Erie County PA Hospital Authority Revenue
(Hamot Health Foundation)	5.000%	11/1/35 (11)	3,250	3,285
Fox Chapel PA Area School District GO	5.000%	8/1/31	3,000	3,424
Franklin County PA Industrial Development
Authority Revenue (Chambersburg Hospital
Project)	5.375%	7/1/42	17,075	18,617

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Geisinger Authority Health System Pennsylvania
Revenue (Geisinger Health System)	5.125%	6/1/34	5,000	5,469
Geisinger Authority Health System Pennsylvania
Revenue (Geisinger Health System)	5.250%	6/1/39	20,735	22,731
Geisinger Authority Health System Pennsylvania
Revenue (Geisinger Health System)	5.000%	6/1/41	5,000	5,567
Hampden Township PA GO	5.000%	5/15/31	1,060	1,216
Hazleton PA Area School District GO	6.000%	3/1/16 (14)	4,970	5,020
Hazleton PA Area School District GO	0.000%	3/1/17 (14)	4,425	4,355
Hempfield PA School District GO	5.000%	10/15/29	4,045	4,570
Hempfield PA School District GO	5.000%	10/15/30	2,920	3,307
Jim Thorpe PA Area School District GO	5.000%	3/15/25 (15)	370	441
Jim Thorpe PA Area School District GO	5.000%	3/15/27 (15)	300	352
Lackawanna County PA GO	5.000%	9/15/29 (2)	1,975	2,006
Lackawanna County PA GO	5.000%	9/15/29 (4)	3,745	3,832
Lake Lehman PA School District GO	0.000%	4/1/16 (14)	1,310	1,307
Lake Lehman PA School District GO	0.000%	4/1/17 (14)	1,315	1,291
Lake Lehman PA School District GO	0.000%	4/1/18 (14)	1,000	963
Lancaster County PA GO	5.000%	11/1/32 (4)	5,000	5,447
Lancaster County PA Hospital Authority Health
Center Revenue (Masonic Homes Project) VRDO	0.010%	12/1/15 LOC	5,500	5,500
Lancaster County PA Hospital Authority Health
System Revenue (Lancaster General Hospital
Project)	5.000%	7/1/42	6,220	6,749
1 Lancaster County PA Hospital Authority Health
System Revenue (Lancaster General Hospital
Project) TOB VRDO	0.020%	12/7/15	6,765	6,765
Lancaster County PA Solid Waste Management
Authority Solid Waste Disposal System Revenue	5.250%	12/15/30	3,000	3,451
Lancaster County PA Solid Waste Management
Authority Solid Waste Disposal System Revenue	5.250%	12/15/31	4,235	4,859
Lancaster County PA Solid Waste Management
Authority Solid Waste Disposal System Revenue	5.250%	12/15/32	2,600	2,975
Lancaster County PA Solid Waste Management
Authority Solid Waste Disposal System Revenue	5.000%	12/15/33	9,000	10,236
Lancaster PA Higher Education Authority College
Revenue (Franklin & Marshall College)	5.000%	4/15/27	2,775	2,818
Lancaster PA Higher Education Authority College
Revenue (Franklin & Marshall College)	5.000%	4/15/37	4,000	4,304
Lancaster PA Industrial Development Authority
Revenue (Garden Spot Village Project)	5.000%	5/1/21	500	539
Lancaster PA Industrial Development Authority
Revenue (Garden Spot Village Project)	5.375%	5/1/28	1,250	1,362
Lancaster PA Industrial Development Authority
Revenue (Garden Spot Village Project)	5.750%	5/1/35	2,200	2,414
Lehigh County PA Authority Water & Sewer
Revenue	0.000%	12/1/24	1,695	1,288
Lehigh County PA Authority Water & Sewer
Revenue	5.000%	12/1/43	14,305	16,003
Lehigh County PA Authority Water & Sewer
Revenue	5.125%	12/1/47	4,000	4,496
Lehigh County PA General Purpose Hospital
Authority Revenue (Lehigh Valley Health Network)	7.000%	7/1/16 (14)	765	789

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lehigh County PA General Purpose Hospital
Authority Revenue (Lehigh Valley Health Network)	4.000%	7/1/33	5,000	5,122
Lehigh County PA General Purpose Hospital
Authority Revenue (Lehigh Valley Health Network)	5.000%	7/1/35 (4)	5,000	5,338
Lower Merion PA School District GO	5.000%	9/1/17 (Prere.)	5,885	6,324
Lower Merion PA School District GO	5.000%	9/1/28	1,960	2,083
Lower Merion PA School District GO	5.000%	9/1/30	8,670	9,230
Lower Merion PA School District GO	5.000%	9/1/32	5,000	5,317
Luzerne County PA GO	5.250%	12/15/21 (14)	5,320	5,960
Luzerne County PA GO	5.000%	11/15/29 (4)	2,500	2,804
Luzerne County PA Industrial Development
Authority Water Facility Revenue
(Pennsylvania-American Water Co.)	5.500%	12/1/39	10,000	10,992
Lycoming County PA Authority College Revenue
(Pennsylvania College of Technology)	5.000%	5/1/26	2,000	2,284
Lycoming County PA Authority College Revenue
(Pennsylvania College of Technology)	5.250%	10/1/27 (12)	5,395	5,787
Lycoming County PA Authority College Revenue
(Pennsylvania College of Technology)	5.000%	7/1/30	5,565	6,118
Lycoming County PA Authority College Revenue
(Pennsylvania College of Technology)	5.500%	10/1/37 (12)	6,650	7,194
Lycoming County PA Authority Health System
Revenue (Susquehanna Health System Project)	5.375%	7/1/23	565	620
Lycoming County PA Authority Health System
Revenue (Susquehanna Health System Project)	5.500%	7/1/28	35	38
Lycoming County PA Authority Revenue
(Lycoming College)	5.500%	11/1/33	2,935	3,404
McKeesport PA Area School District GO	0.000%	10/1/16 (14)	4,655	4,614
McKeesport PA Area School District GO	0.000%	10/1/18 (2)	2,650	2,489
Middletown PA School District GO	5.000%	3/1/29	1,660	1,881
Middletown PA School District GO	5.000%	3/1/30	2,865	3,236
Monroe County PA Hospital Authority Revenue
(Pocono Medical Center)	5.000%	1/1/27	2,000	2,071
Monroe County PA Hospital Authority Revenue
(Pocono Medical Center)	5.000%	1/1/32	1,400	1,505
Monroeville PA Finance Authority Revenue
(UPMC Health System)	5.000%	2/15/29	1,500	1,698
Monroeville PA Finance Authority Revenue
(UPMC Health System)	5.000%	2/15/30	4,900	5,517
Monroeville PA Finance Authority Revenue
(UPMC Health System)	5.000%	2/15/42	10,865	11,872
Montgomery County PA GO	5.000%	10/15/16 (Prere.)	345	359
Montgomery County PA GO	5.000%	10/15/16 (Prere.)	360	374
Montgomery County PA GO	5.000%	10/15/16 (Prere.)	90	94
Montgomery County PA GO	5.000%	10/15/31	6,015	6,222
Montgomery County PA GO VRDO	0.010%	12/1/15	8,475	8,475
Montgomery County PA Higher Education &
Health Authority Hospital Revenue (Abington
Memorial Hospital)	5.000%	6/1/25	5,000	5,498
Montgomery County PA Higher Education &
Health Authority Hospital Revenue (Abington
Memorial Hospital)	5.000%	6/1/31	14,705	16,212

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Montgomery County PA Higher Education &
Health Authority Hospital Revenue (Abington
Memorial Hospital)	5.125%	6/1/33	13,545	14,646
Montgomery County PA Higher Education &
Health Authority Revenue (Arcadia University)	5.000%	4/1/29	2,580	2,855
Montgomery County PA Higher Education &
Health Authority Revenue (Arcadia University)	5.000%	4/1/30	1,000	1,099
Montgomery County PA Higher Education &
Health Authority Revenue (Arcadia University)	5.750%	4/1/40	3,000	3,303
Montgomery County PA Higher Education &
Health Authority Revenue (Dickinson College)	5.000%	5/1/31 (11)	5,750	5,842
Montgomery County PA Higher Education &
Health Authority Revenue (Holy Redeemer
Health System)	5.000%	10/1/24	1,165	1,316
Montgomery County PA Higher Education &
Health Authority Revenue (Holy Redeemer
Health System)	5.000%	10/1/25	1,200	1,339
Montgomery County PA Higher Education &
Health Authority Revenue (Holy Redeemer
Health System)	5.000%	10/1/26	1,000	1,104
Montgomery County PA Higher Education &
Health Authority Revenue (Holy Redeemer
Health System)	5.000%	10/1/27	1,000	1,093
Montgomery County PA Higher Education &
Health Authority Revenue (Holy Redeemer
Health System)	5.250%	1/1/36	16,000	16,015
Montgomery County PA Industrial Development
Authority Health Services Revenue (Albert
Einstein Healthcare Network)	5.250%	1/15/28	3,795	4,209
Montgomery County PA Industrial Development
Authority Health Services Revenue (Albert
Einstein Healthcare Network)	5.250%	1/15/30	5,000	5,458
Montgomery County PA Industrial Development
Authority Health Services Revenue (Albert
Einstein Healthcare Network)	5.250%	1/15/36	11,250	12,182
Montgomery County PA Industrial Development
Authority Health Services Revenue (Albert
Einstein Healthcare Network)	5.250%	1/15/45	18,500	19,814
Montgomery County PA Industrial Development
Authority Health Services Revenue (Albert
Einstein Healthcare Network)	5.250%	1/15/46	3,300	3,534
Montgomery County PA Industrial Development
Authority Health Services Revenue (Jefferson
Health System)	5.000%	10/1/41	4,110	4,443
Montgomery County PA Industrial Development
Authority Retirement Community Revenue
(ACTS Retirement- Life Communities Obligated
Group)	5.000%	11/15/22	2,500	2,565
Montgomery County PA Industrial Development
Authority Revenue (New Regional Medical
Center Project)	5.375%	8/1/20 (Prere.)	14,420	17,087
Montgomery County PA Industrial Development
Authority Revenue (Philadelphia Presbyterian
Homes Inc. Project)	6.625%	12/1/30	1,565	1,787

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Montgomery County PA Industrial Development
Authority Revenue (Whitemarsh Continuing Care
Retirement Community Inc.)	5.000%	1/1/30	1,250	1,260
Montgomery County PA Industrial Development
Authority Revenue (Whitemarsh Continuing Care
Retirement Community Inc.)	5.250%	1/1/40	4,000	4,010
Montour PA School District GO	5.000%	4/1/36 (4)	5,240	5,936
Montour PA School District GO	5.000%	4/1/40 (4)	3,170	3,568
Moon Area School District PA GO	5.000%	11/15/28	2,970	3,453
Moon Industrial Development Authority
Pennsylvania Revenue (Baptist Home Society
Obligated Group)	6.000%	7/1/45	3,500	3,497
Mount Lebanon PA Hospital Authority Revenue
(St. Clair Memorial Hospital Project)	5.000%	7/1/31	6,270	6,830
Northampton County PA General Purpose Authority
Hospital Revenue (St. Luke’s Hospital Project)	5.250%	8/15/23	1,250	1,363
Northampton County PA General Purpose Authority
Hospital Revenue (St. Luke’s Hospital Project)	5.250%	8/15/24	1,295	1,406
Northampton County PA General Purpose Authority
Hospital Revenue (St. Luke’s Hospital Project)	5.375%	8/15/28	6,675	7,279
Northampton County PA General Purpose Authority
Hospital Revenue (St. Luke’s Hospital Project)	5.000%	8/15/33	10,000	10,816
Northampton County PA General Purpose Authority
Hospital Revenue (St. Luke’s Hospital Project)	5.500%	8/15/35	45	49
Northampton County PA General Purpose Authority
Hospital Revenue (St. Luke’s Hospital Project)	5.500%	8/15/40	5,100	5,519
Northampton County PA General Purpose Authority
University Revenue (Lafayette College)	5.000%	11/1/32	4,000	4,600
Northampton County PA General Purpose Authority
University Revenue (Lehigh University)	5.000%	11/15/39	2,595	2,857
Northampton County PA Industrial Development
Authority Revenue (Morningstar Senior Living,
Inc. Project)	5.000%	7/1/32	1,775	1,827
Northampton County PA Industrial Development
Authority Revenue (Morningstar Senior Living,
Inc. Project)	5.000%	7/1/36	1,000	1,028
Owen J. Roberts Pennsylvania School District GO	5.000%	5/15/27	500	585
Owen J. Roberts Pennsylvania School District GO	5.000%	5/15/28	500	582
Owen J. Roberts Pennsylvania School District GO	4.000%	5/15/29	1,200	1,284
Owen J. Roberts Pennsylvania School District GO	4.000%	5/15/30	1,900	2,018
Pennsylvania Economic Development Financing
Authority Health System Revenue (Albert Einstein
Healthcare Network)	6.250%	10/15/19 (Prere.)	9,000	10,395
Pennsylvania Economic Development Financing
Authority Parking System Revenue (Capitol
Region Parking System)	0.000%	1/1/29 (4)	2,000	1,142
Pennsylvania Economic Development Financing
Authority Parking System Revenue (Capitol
Region Parking System)	0.000%	1/1/30 (4)	3,710	2,010
Pennsylvania Economic Development Financing
Authority Parking System Revenue (Capitol
Region Parking System)	5.500%	1/1/31 (4)	3,000	3,551

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pennsylvania Economic Development Financing
Authority Parking System Revenue (Capitol
Region Parking System)	0.000%	1/1/36 (4)	6,045	2,492
Pennsylvania Economic Development Financing
Authority Parking System Revenue (Capitol
Region Parking System)	0.000%	1/1/38 (4)	5,525	2,032
Pennsylvania Economic Development Financing
Authority Parking System Revenue (Capitol
Region Parking System)	5.250%	1/1/44 (4)	6,500	7,194
Pennsylvania Economic Development Financing
Authority Revenue (UPMC Obligated Group)	5.000%	2/1/28	3,000	3,490
Pennsylvania Economic Development Financing
Authority Revenue (UPMC Obligated Group)	5.000%	2/1/31	5,000	5,689
Pennsylvania Economic Development Financing
Authority Revenue (UPMC Obligated Group)	5.000%	2/1/32	10,000	11,313
Pennsylvania Economic Development Financing
Authority Revenue (UPMC Obligated Group)	5.000%	7/1/33	11,405	12,827
Pennsylvania Economic Development Financing
Authority Revenue (UPMC Obligated Group)	4.000%	3/15/40	6,000	6,063
Pennsylvania Economic Development Financing
Authority Revenue (UPMC Obligated Group)	5.000%	7/1/43	4,500	4,946
Pennsylvania Economic Development Financing
Authority Revenue (UPMC Obligated Group)	5.000%	2/1/45	5,000	5,513
Pennsylvania Economic Development Financing
Authority Revenue (UPMC Obligated Group)	4.000%	3/15/45	4,000	4,026
1 Pennsylvania Economic Development Financing
Authority Revenue (UPMC Obligated Group)
TOB VRDO	0.090%	12/7/15	1,670	1,670
Pennsylvania Economic Development Financing
Authority Water Facilities Revenue
(American Water Co. Project)	6.200%	4/1/39	5,000	5,689
Pennsylvania Economic Development Financing
Authority Water Facilities Revenue
(Aqua Pennsylvania Inc. Project)	5.000%	10/1/39	5,500	6,086
Pennsylvania Economic Development Financing
Authority Water Facilities Revenue
(Aqua Pennsylvania Inc. Project)	4.750%	11/15/40	2,500	2,751
Pennsylvania Economic Development Financing
Authority Water Facilities Revenue
(Aqua Pennsylvania Inc. Project)	5.000%	11/15/40	4,075	4,516
Pennsylvania Economic Development Financing
Authority Water Facilities Revenue
(Aqua Pennsylvania Inc. Project)	5.000%	12/1/43	10,000	11,317
Pennsylvania GO	5.000%	7/1/17	16,000	17,065
Pennsylvania GO	5.000%	8/1/17	10,000	10,697
Pennsylvania GO	5.000%	2/15/18	12,745	13,842
Pennsylvania GO	5.000%	5/1/18	15,000	16,402
Pennsylvania GO	5.000%	5/1/19	5,000	5,610
Pennsylvania GO	5.000%	7/1/19	15,000	16,899
Pennsylvania GO	5.000%	7/1/20	7,225	8,312
Pennsylvania GO	5.000%	11/15/20	8,740	10,129
Pennsylvania GO	5.375%	7/1/21	16,000	19,036
Pennsylvania GO	5.000%	7/1/22	10,000	11,829
Pennsylvania GO	5.000%	8/15/24	5,000	6,016

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pennsylvania GO	5.000%	11/15/24	10,000	11,657
Pennsylvania GO	5.000%	6/1/25	10,000	11,665
Pennsylvania GO	5.000%	11/15/25	10,000	11,641
Pennsylvania GO	5.000%	6/1/26	10,000	11,581
Pennsylvania GO	5.000%	11/15/26	6,705	7,776
Pennsylvania GO	5.000%	6/1/27	10,000	11,515
Pennsylvania GO	5.000%	3/15/28	18,550	21,901
Pennsylvania GO	5.000%	4/1/28	10,000	11,591
Pennsylvania GO	5.000%	6/1/28	5,000	5,736
Pennsylvania GO	4.000%	8/15/28 (4)	10,010	10,952
Pennsylvania GO	4.000%	10/15/28	10,000	10,836
Pennsylvania GO	4.000%	4/1/29	10,000	10,715
Pennsylvania GO	4.000%	8/15/29 (4)	6,290	6,822
Pennsylvania GO	5.000%	11/15/29	5,000	5,770
Pennsylvania GO	4.000%	4/1/30	10,000	10,634
Pennsylvania GO	4.000%	6/15/30	10,000	10,632
Pennsylvania GO	4.000%	8/15/30 (4)	7,640	8,212
Pennsylvania GO	5.000%	10/15/30	6,650	7,677
Pennsylvania GO	5.000%	10/15/31	14,955	17,197
Pennsylvania GO	5.000%	6/1/32	8,115	8,982
Pennsylvania GO	5.000%	8/1/32	4,000	4,573
Pennsylvania GO	5.000%	10/15/32	15,000	17,180
Pennsylvania GO	5.000%	8/1/33	4,000	4,555
1 Pennsylvania GO TOB VRDO	0.060%	12/7/15	8,000	8,000
Pennsylvania Higher Educational Facilities
Authority Revenue (AICUP Financing Program -
Delaware Valley College Project)	5.000%	11/1/20	595	650
Pennsylvania Higher Educational Facilities
Authority Revenue (AICUP Financing Program -
Delaware Valley College Project)	5.000%	11/1/21	1,245	1,370
Pennsylvania Higher Educational Facilities
Authority Revenue (AICUP Financing Program -
Delaware Valley College Project)	5.000%	11/1/27	1,250	1,344
Pennsylvania Higher Educational Facilities Authority
Revenue (AICUP Financing Program - Delaware
Valley College Project)	5.000%	11/1/42	535	556
Pennsylvania Higher Educational Facilities Authority
Revenue (Bryn Mawr College)	5.000%	12/1/26	900	1,088
Pennsylvania Higher Educational Facilities Authority
Revenue (Drexel University)	5.000%	5/1/28	1,450	1,659
Pennsylvania Higher Educational Facilities Authority
Revenue (Drexel University)	5.000%	5/1/29	1,260	1,432
Pennsylvania Higher Educational Facilities Authority
Revenue (Drexel University)	5.000%	5/1/30	1,205	1,365
Pennsylvania Higher Educational Facilities Authority
Revenue (Drexel University)	5.000%	5/1/31	1,085	1,225
Pennsylvania Higher Educational Facilities Authority
Revenue (Drexel University)	5.000%	5/1/32	1,000	1,127
Pennsylvania Higher Educational Facilities Authority
Revenue (Drexel University)	5.000%	5/1/32 (14)	4,950	5,250
Pennsylvania Higher Educational Facilities Authority
Revenue (Drexel University)	5.000%	5/1/37 (14)	9,600	10,207
Pennsylvania Higher Educational Facilities Authority
Revenue (Drexel University) VRDO	0.010%	12/1/15 LOC	10,305	10,305

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pennsylvania Higher Educational Facilities Authority
Revenue (Foundation for Indiana University of
Pennsylvania Student Housing)	0.668%	7/1/17 (10)	1,995	1,999
Pennsylvania Higher Educational Facilities Authority
Revenue (Foundation for Indiana University of
Pennsylvania Student Housing)	5.125%	7/1/39 (10)	10,000	10,062
Pennsylvania Higher Educational Facilities Authority
Revenue (Foundation for Indiana University of
Pennsylvania Student Housing)	5.000%	7/1/41	500	530
Pennsylvania Higher Educational Facilities Authority
Revenue (Higher Education System)	5.000%	6/15/24	3,995	4,476
Pennsylvania Higher Educational Facilities Authority
Revenue (Higher Education System)	5.000%	6/15/29	4,000	4,543
Pennsylvania Higher Educational Facilities Authority
Revenue (Higher Education System)	5.000%	6/15/30	1,595	1,776
Pennsylvania Higher Educational Facilities Authority
Revenue (Higher Education System)	5.000%	6/15/30	3,615	4,088
Pennsylvania Higher Educational Facilities Authority
Revenue (Higher Education System)	5.000%	6/15/31	1,670	1,855
Pennsylvania Higher Educational Facilities Authority
Revenue (Higher Education System)	5.000%	6/15/34	5,535	6,118
Pennsylvania Higher Educational Facilities Authority
Revenue (La Salle University)	5.250%	5/1/27	3,000	3,122
Pennsylvania Higher Educational Facilities Authority
Revenue (La Salle University)	5.000%	5/1/37	5,800	6,126
Pennsylvania Higher Educational Facilities Authority
Revenue (Lock Haven University Foundation
Student Housing Project)	4.000%	7/1/28	3,500	3,507
Pennsylvania Higher Educational Facilities Authority
Revenue (Philadelphia University)	5.000%	6/1/24	1,055	1,188
Pennsylvania Higher Educational Facilities Authority
Revenue (Philadelphia University)	5.000%	6/1/27	1,175	1,289
Pennsylvania Higher Educational Facilities Authority
Revenue (Philadelphia University)	5.000%	6/1/28	1,250	1,361
Pennsylvania Higher Educational Facilities Authority
Revenue (Philadelphia University)	5.000%	6/1/32	2,000	2,138
Pennsylvania Higher Educational Facilities Authority
Revenue (Shippensburg University)	5.000%	10/1/30	2,000	2,104
Pennsylvania Higher Educational Facilities Authority
Revenue (Shippensburg University)	5.000%	10/1/35	1,400	1,453
Pennsylvania Higher Educational Facilities Authority
Revenue (Shippensburg University)	5.000%	10/1/44	4,940	5,084
Pennsylvania Higher Educational Facilities Authority
Revenue (Slippery Rock University Foundation)	4.500%	7/1/28 (10)	5,000	5,014
Pennsylvania Higher Educational Facilities Authority
Revenue (Slippery Rock University Foundation)	5.000%	7/1/31 (10)	5,000	5,074
Pennsylvania Higher Educational Facilities Authority
Revenue (St. Joseph’s University)	5.000%	11/1/33	1,265	1,393
Pennsylvania Higher Educational Facilities Authority
Revenue (St. Joseph’s University)	5.000%	11/1/34	4,000	4,344
Pennsylvania Higher Educational Facilities Authority
Revenue (St. Joseph’s University)	5.000%	11/1/40	9,920	11,056
Pennsylvania Higher Educational Facilities Authority
Revenue (Temple University)	5.000%	4/1/35	7,755	8,682

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pennsylvania Higher Educational Facilities Authority
Revenue (Temple University)	5.000%	4/1/42	11,120	12,327
Pennsylvania Higher Educational Facilities Authority
Revenue (Thomas Jefferson University)	5.000%	9/1/32	3,965	4,495
Pennsylvania Higher Educational Facilities Authority
Revenue (Thomas Jefferson University)	5.000%	9/1/39 (2)	9,000	9,387
Pennsylvania Higher Educational Facilities Authority
Revenue (Thomas Jefferson University)	5.000%	9/1/39	9,565	10,666
Pennsylvania Higher Educational Facilities Authority
Revenue (Thomas Jefferson University)	5.000%	3/1/40	1,000	1,068
Pennsylvania Higher Educational Facilities Authority
Revenue (Thomas Jefferson University)	5.000%	9/1/45	17,800	19,569
Pennsylvania Higher Educational Facilities Authority
Revenue (Thomas Jefferson University)	5.250%	9/1/50	10,000	11,081
Pennsylvania Higher Educational Facilities Authority
Revenue (Trustees of the University of
Pennsylvania)	5.000%	9/1/27	1,285	1,484
Pennsylvania Higher Educational Facilities Authority
Revenue (Trustees of the University of
Pennsylvania)	5.000%	9/1/28	3,390	3,906
Pennsylvania Higher Educational Facilities Authority
Revenue (Trustees of the University of
Pennsylvania)	5.000%	10/1/28	4,015	4,890
Pennsylvania Higher Educational Facilities Authority
Revenue (Trustees of the University of
Pennsylvania)	5.000%	9/1/29	1,600	1,842
Pennsylvania Higher Educational Facilities Authority
Revenue (Trustees of the University of
Pennsylvania)	5.000%	9/1/30	2,260	2,591
Pennsylvania Higher Educational Facilities Authority
Revenue (Trustees of the University of
Pennsylvania)	5.000%	10/1/34	5,000	5,902
Pennsylvania Higher Educational Facilities Authority
Revenue (Trustees of the University of
Pennsylvania)	5.000%	9/1/41	9,400	10,721
Pennsylvania Higher Educational Facilities Authority
Revenue (University of Pennsylvania Health
System)	5.000%	8/15/24	2,765	3,218
Pennsylvania Higher Educational Facilities Authority
Revenue (University of Pennsylvania Health
System)	5.250%	8/15/25	4,000	4,690
Pennsylvania Higher Educational Facilities Authority
Revenue (University of Pennsylvania Health
System)	5.000%	8/15/26	2,750	3,339
Pennsylvania Higher Educational Facilities Authority
Revenue (University of Pennsylvania Health
System)	5.000%	8/15/27	1,000	1,204
Pennsylvania Higher Educational Facilities Authority
Revenue (University of Pennsylvania Health
System)	5.000%	8/15/29	500	589
Pennsylvania Higher Educational Facilities Authority
Revenue (University of Pennsylvania Health
System)	5.000%	8/15/30	3,055	3,449

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pennsylvania Higher Educational Facilities Authority
Revenue (University of Pennsylvania Health
System)	5.000%	8/15/31	750	873
Pennsylvania Higher Educational Facilities Authority
Revenue (University of Pennsylvania Health
System)	5.000%	8/15/31	3,860	4,338
Pennsylvania Higher Educational Facilities Authority
Revenue (University of Pennsylvania Health
System)	5.000%	8/15/32	2,000	2,237
Pennsylvania Higher Educational Facilities Authority
Revenue (University of Pennsylvania Health
System)	5.000%	8/15/33	1,180	1,359
Pennsylvania Higher Educational Facilities Authority
Revenue (University of Pennsylvania Health
System)	5.000%	8/15/34	2,695	3,095
Pennsylvania Higher Educational Facilities Authority
Revenue (University of Pennsylvania Health
System)	5.000%	8/15/35	2,420	2,768
Pennsylvania Higher Educational Facilities Authority
Revenue (University of Pennsylvania Health
System)	5.000%	8/15/40	11,000	12,406
Pennsylvania Higher Educational Facilities Authority
Revenue (University of Pennsylvania Health
System)	5.750%	8/15/41	4,000	4,662
Pennsylvania Higher Educational Facilities Authority
Revenue (University of Pennsylvania Health
System)	5.000%	8/15/42	16,260	17,828
Pennsylvania Higher Educational Facilities Authority
Revenue (University of Scranton)	5.000%	5/1/16 (Prere.)	4,080	4,158
Pennsylvania Higher Educational Facilities Authority
Revenue (University of the Sciences)	5.000%	11/1/18 (Prere.)	2,285	2,545
Pennsylvania Higher Educational Facilities Authority
Revenue (University of the Sciences)	5.000%	11/1/18 (Prere.)	1,800	2,005
Pennsylvania Higher Educational Facilities Authority
Revenue (University of the Sciences)	5.000%	11/1/18 (Prere.)	2,745	3,057
Pennsylvania Higher Educational Facilities Authority
Revenue (University of the Sciences)	5.000%	11/1/36	7,265	8,165
Pennsylvania Higher Educational Facilities Authority
Revenue (University of the Sciences)	5.000%	11/1/42	4,700	5,194
Pennsylvania Higher Educational Facilities Authority
Student Housing Revenue (University
Properties Inc.)	6.000%	7/1/21	2,125	2,395
Pennsylvania Higher Educational Facilities Authority
Student Housing Revenue (University
Properties Inc.)	5.000%	7/1/31	4,000	4,149
Pennsylvania Higher Educational Facilities Authority
Student Housing Revenue (University
Properties Inc.)	5.000%	7/1/42	2,500	2,562
Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue	4.125%	10/1/25	1,500	1,572
Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue	4.500%	10/1/30	1,500	1,561
Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue	4.050%	10/1/40	1,525	1,535

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue	4.050%	10/1/40	2,000	2,026
2 Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue	4.100%	10/1/45	4,000	4,043
Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue	4.150%	10/1/45	1,745	1,756
Pennsylvania Industrial Development Authority
Economic Development Revenue	5.500%	7/1/18 (Prere.)	17,530	19,544
Pennsylvania Infrastructure Investment Authority
Revenue (PENNVEST Commonwealth Funded
Loan Pool Program)	5.000%	5/15/31	1,755	2,083
Pennsylvania Intergovernmental Cooperation
Authority Special Tax Revenue (Philadelphia
Funding Program)	5.000%	6/15/22	3,230	3,713
Pennsylvania Public School Building Authority
Lease Revenue (School District of Philadelphia)	5.000%	6/1/24	2,000	2,309
Pennsylvania Public School Building Authority
Lease Revenue (School District of Philadelphia)	5.000%	6/1/25	1,610	1,866
Pennsylvania Public School Building Authority
Lease Revenue (School District of Philadelphia)	5.000%	6/1/27 (4)	12,880	13,351
Pennsylvania Public School Building Authority
Lease Revenue (School District of Philadelphia)	5.000%	6/1/31 (4)	18,305	18,939
Pennsylvania State University Revenue	5.000%	8/15/19	920	996
Pennsylvania State University Revenue	5.000%	3/1/22	1,250	1,384
Pennsylvania State University Revenue	5.000%	3/1/23	2,020	2,227
Pennsylvania State University Revenue	5.000%	8/15/24	2,000	2,163
Pennsylvania State University Revenue	5.000%	3/1/26	4,800	5,283
Pennsylvania State University Revenue	5.000%	9/1/27	2,205	2,669
Pennsylvania State University Revenue	5.000%	9/1/27	3,000	3,631
Pennsylvania State University Revenue	5.000%	3/1/28	1,000	1,099
Pennsylvania State University Revenue	5.000%	9/1/29	1,170	1,398
Pennsylvania State University Revenue	5.000%	9/1/29	2,065	2,468
Pennsylvania State University Revenue	5.000%	9/1/30	1,100	1,305
Pennsylvania State University Revenue	5.000%	9/1/30	6,900	8,187
1 Pennsylvania State University Revenue TOB VRDO	0.020%	12/7/15 LOC	22,945	22,945
Pennsylvania Turnpike Commission Motor License
Fund Revenue	5.000%	12/1/27	2,540	2,901
Pennsylvania Turnpike Commission Motor License
Fund Revenue	5.000%	12/1/29	2,925	3,304
Pennsylvania Turnpike Commission Motor License
Fund Revenue	5.000%	12/1/37	4,000	4,425
Pennsylvania Turnpike Commission Motor License
Fund Revenue	5.000%	12/1/41	2,720	2,982
Pennsylvania Turnpike Commission Motor License
Fund Revenue	5.500%	12/1/41	7,000	7,941
Pennsylvania Turnpike Commission Motor License
Fund Revenue	5.000%	12/1/43	5,430	5,967
Pennsylvania Turnpike Commission Oil Franchise
Tax Revenue	5.000%	12/1/26 (2)	4,000	4,157
Pennsylvania Turnpike Commission Oil Franchise
Tax Revenue	5.000%	12/1/27 (2)	3,000	3,110
Pennsylvania Turnpike Commission Oil Franchise
Tax Revenue	0.000%	12/1/37	2,000	908
3 Pennsylvania Turnpike Commission Revenue	0.690%	12/1/18	1,000	993

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/24	1,000	1,168
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/25	16,665	18,661
Pennsylvania Turnpike Commission Revenue	5.375%	6/1/28	12,785	13,885
Pennsylvania Turnpike Commission Revenue	5.250%	7/15/28 (4)	6,875	8,525
Pennsylvania Turnpike Commission Revenue	5.500%	12/1/29	2,525	3,013
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/30	3,400	3,815
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/30	4,600	5,215
Pennsylvania Turnpike Commission Revenue	5.500%	12/1/30	2,500	2,973
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/31	9,500	10,876
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/32	10,000	11,407
Pennsylvania Turnpike Commission Revenue	5.500%	6/1/33	17,920	19,479
Pennsylvania Turnpike Commission Revenue	0.000%	12/1/33	1,250	1,266
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/33	2,000	2,261
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/33	9,800	11,162
Pennsylvania Turnpike Commission Revenue	5.250%	12/1/33	2,560	2,956
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/34	2,000	2,235
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/34	10,000	11,382
Pennsylvania Turnpike Commission Revenue	5.250%	12/1/34	4,410	5,065
Pennsylvania Turnpike Commission Revenue	5.250%	6/1/36	12,435	13,349
Pennsylvania Turnpike Commission Revenue	6.000%	12/1/36	2,500	2,930
Pennsylvania Turnpike Commission Revenue	6.500%	12/1/36	3,000	3,577
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/37	8,650	9,588
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/37	7,615	8,376
Pennsylvania Turnpike Commission Revenue	6.250%	6/1/38 (12)	21,595	23,996
Pennsylvania Turnpike Commission Revenue	0.000%	12/1/38	2,500	2,468
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/38	7,500	8,313
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/39 (12)	10,000	10,981
Pennsylvania Turnpike Commission Revenue	5.250%	6/1/39	30,895	33,823
Pennsylvania Turnpike Commission Revenue	5.750%	6/1/39	23,000	25,662
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/39	2,000	2,230
Pennsylvania Turnpike Commission Revenue	5.250%	12/1/39	2,000	2,255
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/40	7,500	8,190
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/40	5,400	5,897
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/40	7,200	8,067
Pennsylvania Turnpike Commission Revenue	5.125%	12/1/40	20	22
Pennsylvania Turnpike Commission Revenue	0.000%	12/1/41	9,365	5,968
Pennsylvania Turnpike Commission Revenue	5.300%	12/1/41	22,000	24,441
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/42	9,500	10,378
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/43	5,300	5,906
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/44	6,900	7,648
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/44	6,000	6,651
Pennsylvania Turnpike Commission Revenue	5.250%	12/1/44	2,640	2,949
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/45	10,000	11,008
Philadelphia PA Airport Parking Authority Revenue	5.125%	2/15/24 (2)	1,045	1,049
Philadelphia PA Airport Parking Authority Revenue	5.250%	9/1/24	4,025	4,564
Philadelphia PA Airport Parking Authority Revenue	5.125%	9/1/29	5,975	6,575
Philadelphia PA Airport Revenue	5.000%	6/15/23	3,000	3,363
Philadelphia PA Airport Revenue	5.000%	6/15/24	5,000	5,584
Philadelphia PA Airport Revenue	5.000%	6/15/25	8,505	9,498
Philadelphia PA Airport Revenue	5.250%	6/15/30	6,890	7,783
2 Philadelphia PA Authority for Industrial
Development Revenue (Temple University)	5.000%	4/1/28	1,500	1,749
2 Philadelphia PA Authority for Industrial
Development Revenue (Temple University)	5.000%	4/1/29	3,500	4,049

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Philadelphia PA Authority for Industrial
Development Revenue (Temple University)	5.000%	4/1/33	15,075	17,158
Philadelphia PA Authority for Industrial
Development Revenue (Temple University)	5.000%	4/1/40	7,430	8,298
Philadelphia PA Authority for Industrial
Development Revenue (The Children’s Hospital
of Philadelphia Project)	4.000%	7/1/44	10,900	11,146
Philadelphia PA Gas Works Revenue	3.000%	8/1/16 (4)	10	10
Philadelphia PA Gas Works Revenue	5.000%	8/1/16	3,050	3,141
Philadelphia PA Gas Works Revenue	5.000%	8/1/17 (4)	25	27
Philadelphia PA Gas Works Revenue	5.250%	8/1/17	2,000	2,142
Philadelphia PA Gas Works Revenue	5.000%	10/1/17 (2)	25	27
Philadelphia PA Gas Works Revenue	5.000%	7/1/18 (4)	5	5
Philadelphia PA Gas Works Revenue	5.375%	7/1/18 (ETM)	6,000	6,665
Philadelphia PA Gas Works Revenue	3.500%	8/1/18 (4)	75	80
Philadelphia PA Gas Works Revenue	5.000%	8/1/19 (4)	10	11
Philadelphia PA Gas Works Revenue	5.000%	7/1/20 (4)	15	17
Philadelphia PA Gas Works Revenue	5.000%	7/1/22 (4)	10	12
Philadelphia PA Gas Works Revenue	5.000%	10/1/22 (2)	5,730	6,096
Philadelphia PA Gas Works Revenue	5.000%	10/1/27 (2)	1,750	1,846
Philadelphia PA Gas Works Revenue	5.000%	10/1/28 (2)	75	79
Philadelphia PA Gas Works Revenue	5.000%	8/1/29	2,000	2,324
Philadelphia PA Gas Works Revenue	5.000%	8/1/30	2,000	2,310
Philadelphia PA Gas Works Revenue	5.000%	8/1/30 (4)	25	28
Philadelphia PA Gas Works Revenue	5.000%	8/1/31	1,750	2,015
Philadelphia PA Gas Works Revenue	5.000%	8/1/32	2,000	2,295
Philadelphia PA Gas Works Revenue	5.000%	10/1/37 (2)	3,000	3,175
Philadelphia PA Gas Works Revenue	5.250%	8/1/40	145	162
Philadelphia PA Gas Works Revenue	5.250%	8/1/40 (4)	105	118
Philadelphia PA GO	7.125%	7/15/16 (Prere.)	3,500	3,648
Philadelphia PA GO	5.000%	8/1/16 (Prere.)	8,005	8,254
Philadelphia PA GO	5.000%	8/1/16 (Prere.)	6,235	6,429
Philadelphia PA GO	5.875%	8/1/16 (Prere.)	800	830
Philadelphia PA GO	5.250%	7/15/25	5,000	5,711
Philadelphia PA GO	5.000%	8/1/28	4,000	4,661
Philadelphia PA GO	5.000%	8/1/30	4,000	4,602
Philadelphia PA GO	5.000%	8/1/31	3,700	4,243
Philadelphia PA GO	5.250%	7/15/33	3,585	4,110
Philadelphia PA GO	6.000%	8/1/36	7,430	8,576
Philadelphia PA GO	6.500%	8/1/41	3,785	4,496
Philadelphia PA GO VRDO	0.010%	12/7/15 LOC	5,000	5,000
Philadelphia PA Hospitals & Higher Education
Facilities Authority Hospital Revenue (Children’s
Hospital of Philadelphia Project)	5.000%	7/1/32	21,155	23,732
Philadelphia PA Hospitals & Higher Education
Facilities Authority Hospital Revenue (Children’s
Hospital of Philadelphia Project)	4.500%	7/1/37	410	420
Philadelphia PA Hospitals & Higher Education
Facilities Authority Hospital Revenue (Children’s
Hospital of Philadelphia Project)	5.000%	7/1/41	2,500	2,761
Philadelphia PA Hospitals & Higher Education
Facilities Authority Hospital Revenue (Children’s
Hospital of Philadelphia Project) VRDO	0.010%	12/1/15	21,500	21,500

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Philadelphia PA Hospitals & Higher Education
Facilities Authority Hospital Revenue (Temple
University Health System Obligated Group)	5.500%	7/1/30	3,000	3,070
Philadelphia PA Hospitals & Higher Education
Facilities Authority Hospital Revenue (Temple
University Health System Obligated Group)	5.000%	7/1/34	640	649
Philadelphia PA Hospitals & Higher Education
Facilities Authority Hospital Revenue (Temple
University Health System Obligated Group)	5.625%	7/1/42	2,000	2,142
Philadelphia PA Municipal Authority Revenue	6.500%	4/1/34	3,250	3,682
Philadelphia PA Municipal Authority Revenue	6.500%	4/1/39	9,500	10,762
Philadelphia PA Redevelopment Authority Revenue	5.000%	4/15/27	2,000	2,298
Philadelphia PA Redevelopment Authority Revenue	5.000%	4/15/28	3,000	3,420
Philadelphia PA School District GO	6.000%	9/1/18 (Prere.)	20	23
Philadelphia PA School District GO	6.000%	9/1/18 (Prere.)	20	23
Philadelphia PA School District GO	6.000%	9/1/18 (Prere.)	295	335
Philadelphia PA School District GO	6.000%	9/1/18 (Prere.)	10	11
Philadelphia PA School District GO	5.250%	9/1/22	7,500	8,466
Philadelphia PA School District GO	5.250%	9/1/23	7,500	8,456
Philadelphia PA School District GO	5.000%	6/1/26 (14)	5,000	5,944
Philadelphia PA School District GO	5.000%	9/1/27	2,415	2,772
Philadelphia PA School District GO	5.000%	9/1/29	2,665	3,007
Philadelphia PA School District GO	5.000%	9/1/31	2,000	2,228
Philadelphia PA School District GO	6.000%	9/1/38	19,655	21,780
Philadelphia PA Water & Waste Water Revenue	5.600%	8/1/18 (ETM)	925	1,024
Philadelphia PA Water & Waste Water Revenue	5.000%	7/1/30	4,000	4,655
Philadelphia PA Water & Waste Water Revenue	5.250%	1/1/32	5,000	5,481
Philadelphia PA Water & Waste Water Revenue	5.000%	7/1/32	5,000	5,774
Philadelphia PA Water & Waste Water Revenue	5.000%	8/1/35 (4)	7,000	7,852
Philadelphia PA Water & Waste Water Revenue	5.000%	1/1/36	10,500	11,800
Philadelphia PA Water & Waste Water Revenue	5.250%	1/1/36	9,985	10,942
Philadelphia PA Water & Waste Water Revenue	5.000%	7/1/40	10,000	11,183
Philadelphia PA Water & Waste Water Revenue	5.000%	8/1/40 (4)	7,000	7,852
Philadelphia PA Water & Waste Water Revenue	5.000%	1/1/41	7,210	8,111
Philadelphia PA Water & Waste Water Revenue	5.125%	1/1/43	9,000	10,009
Philadelphia PA Water & Waste Water Revenue	5.000%	7/1/43	4,375	4,858
Philadelphia PA Water & Waste Water Revenue	5.000%	7/1/45	16,600	18,471
Pittsburgh & Allegheny County PA Sports &
Exhibition Authority Hotel Room Excise Tax
Revenue	5.000%	2/1/26 (4)	3,030	3,436
Pittsburgh PA GO	5.000%	9/1/28 (15)	1,500	1,762
Pittsburgh PA GO	5.000%	9/1/31 (15)	1,120	1,297
Pittsburgh PA GO	5.000%	9/1/32 (15)	2,090	2,406
Pittsburgh PA School District GO	5.000%	9/1/24	1,000	1,148
Pittsburgh PA Water & Sewer Authority Revenue	0.000%	9/1/27 (14)	10,830	7,343
Pittsburgh PA Water & Sewer Authority Revenue	0.000%	9/1/29 (14)	10,000	6,197
Pittsburgh PA Water & Sewer Authority Revenue	5.250%	9/1/36	5,000	5,739
Pittsburgh PA Water & Sewer Authority Revenue	5.250%	9/1/40	5,000	5,702
Plum Borough PA School District GO	5.000%	9/15/36 (15)	4,920	5,537
Pocono Mountain PA School District GO	5.000%	9/1/31 (4)	3,000	3,061
Pocono Mountains PA Industrial Park Authority
Hospital Revenue (St. Luke’s Hospital Obligated
Group)	5.000%	8/15/40	3,750	4,097
Reading PA Area Water Authority Revenue	5.000%	12/1/31	1,000	1,111

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Reading PA School District GO	5.000%	1/15/29 (4)	5,000	5,030
Scranton PA School District GO	5.250%	6/15/16 (Prere.)	2,750	2,823
Scranton PA School District GO	5.250%	6/15/16 (Prere.)	2,375	2,438
Scranton-Lackawanna PA Health & Welfare
Authority Revenue (University of Scranton)	5.000%	11/1/32 (10)	4,075	4,330
Snyder County PA Higher Education Authority
University Revenue (Susquehanna University
Project)	5.000%	1/1/16 (Prere.)	5,000	5,021
Snyder County PA Higher Education Authority
University Revenue (Susquehanna University
Project)	5.000%	1/1/27	1,765	2,059
Snyder County PA Higher Education Authority
University Revenue (Susquehanna University
Project)	5.000%	1/1/28	1,865	2,154
Snyder County PA Higher Education Authority
University Revenue (Susquehanna University
Project)	5.000%	1/1/29	1,335	1,526
Snyder County PA Higher Education Authority
University Revenue (Susquehanna University
Project)	5.000%	1/1/30	1,180	1,341
Snyder County PA Higher Education Authority
University Revenue (Susquehanna University
Project)	5.000%	1/1/31	1,250	1,416
Snyder County PA Higher Education Authority
University Revenue (Susquehanna University
Project)	5.000%	1/1/32	1,695	1,912
South Fork PA Hospital Authority Hospital Revenue
(Conemaugh Valley Memorial Hospital Project)	5.750%	7/1/18 (ETM)	3,000	3,209
2 Southcentral Pennsylvania General Authority
Revenue (Hanover Hospital Inc.)	5.000%	12/1/27	1,480	1,656
2 Southcentral Pennsylvania General Authority
Revenue (Hanover Hospital Inc.)	5.000%	12/1/29	1,090	1,207
Southcentral Pennsylvania General Authority
Revenue (WellSpan Health Obligated Group)	6.000%	6/1/18 (Prere.)	11,440	12,819
Southcentral Pennsylvania General Authority
Revenue (WellSpan Health Obligated Group)	6.000%	6/1/25	8,560	9,308
Southcentral Pennsylvania General Authority
Revenue (WellSpan Health Obligated Group)	5.000%	6/1/28	2,775	3,220
Southcentral Pennsylvania General Authority
Revenue (WellSpan Health Obligated Group)	5.000%	6/1/29	1,500	1,730
Southcentral Pennsylvania General Authority
Revenue (WellSpan Health Obligated Group)	5.000%	6/1/34	1,130	1,268
Southcentral Pennsylvania General Authority
Revenue (WellSpan Health Obligated Group)	5.000%	6/1/44	2,500	2,766
Southeastern Pennsylvania Transportation
Authority Revenue	5.000%	3/1/27	6,100	6,872
Southeastern Pennsylvania Transportation
Authority Revenue	5.000%	3/1/28	5,000	5,607
St. Mary Hospital Authority Pennsylvania Health
System Revenue (Catholic Health Initiatives)	5.000%	11/15/26	5,000	5,673
St. Mary Hospital Authority Pennsylvania Health
System Revenue (Catholic Health Initiatives)	5.000%	11/15/27	3,000	3,397
State College PA Area School District GO	5.000%	3/15/34	2,000	2,308
State College PA Area School District GO	5.000%	3/15/40	3,000	3,401

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
State Public School Building Authority Pennsylvania
College Revenue (Community College of
AlleghenyCounty Project)	5.000%	7/15/22 (4)	1,100	1,262
State Public School Building Authority Pennsylvania
College Revenue (Delaware County Community
College Project)	5.000%	10/1/29 (15)	1,210	1,403
State Public School Building Authority Pennsylvania
College Revenue (Delaware County Community
College Project)	5.000%	10/1/30 (15)	1,035	1,192
State Public School Building Authority Pennsylvania
College Revenue (Montgomery County
Community College)	5.000%	5/1/28	2,370	2,757
State Public School Building Authority Pennsylvania
College Revenue (Montgomery County
Community College)	5.000%	5/1/33	1,025	1,162
State Public School Building Authority Pennsylvania
College Revenue (Montgomery County
Community College)	5.500%	5/1/33	6,165	7,206
State Public School Building Authority Pennsylvania
College Revenue (Montgomery County
Community College)	5.000%	5/1/34	2,125	2,399
State Public School Building Authority Pennsylvania
College Revenue (Montgomery County
Community College)	5.000%	5/1/35	1,510	1,696
State Public School Building Authority Pennsylvania
Lease Revenue (School District of Philadelphia)	5.000%	4/1/22	1,250	1,432
Susquehanna PA Area Regional Airport Authority
System Revenue	4.000%	1/1/33	5,000	4,905
Swarthmore Borough PA Authority College
Revenue	5.000%	9/15/29	400	474
Swarthmore Borough PA Authority College
Revenue	5.000%	9/15/30	1,020	1,200
Union County PA Higher Educational Facilities
Financing Authority University Revenue (Bucknell
University)	5.000%	4/1/29	1,055	1,260
Union County PA Higher Educational Facilities
Financing Authority University Revenue (Bucknell
University)	5.000%	4/1/31	810	954
Union County PA Higher Educational Facilities
Financing Authority University Revenue (Bucknell
University)	5.000%	4/1/32	1,000	1,173
Union County PA Higher Educational Facilities
Financing Authority University Revenue (Bucknell
University)	5.000%	4/1/37	2,000	2,304
Union County PA Higher Educational Facilities
Financing Authority University Revenue (Bucknell
University)	5.000%	4/1/42	2,000	2,299
Unionville-Chadds Ford PA School District GO	5.000%	6/1/32	6,440	7,220
University of Pittsburgh of the Commonwealth
System of Higher Education Pennsylvania
Revenue (University Capital Project)	5.500%	9/15/24	3,000	3,419
University of Pittsburgh of the Commonwealth
System of Higher Education Pennsylvania
Revenue (University Capital Project)	5.250%	9/15/29	14,000	15,988

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 University of Pittsburgh PA Revenue TOB VRDO	0.020%	12/7/15	6,660	6,660
West Shore PA Area Authority Hospital Revenue
(Holy Spirit Hospital of the Sisters of Christian
Charity Project)	6.000%	1/1/26	655	777
West Shore PA Area Authority Hospital Revenue
(Holy Spirit Hospital of the Sisters of Christian
Charity Project)	5.625%	1/1/32	5,600	6,561
West Shore PA Area Authority Revenue (Messiah
Lifeways Obligated Group)	5.000%	7/1/22	1,000	1,115
West Shore PA Area Authority Revenue (Messiah
Lifeways Obligated Group)	5.000%	7/1/25	1,605	1,799
West Shore PA Area Authority Revenue (Messiah
Lifeways Obligated Group)	5.000%	7/1/30	1,500	1,613
West Shore PA Area Authority Revenue (Messiah
Lifeways Obligated Group)	5.000%	7/1/35	1,750	1,850
West View PA Municipal Authority Water Revenue	5.000%	11/15/33	1,500	1,724
West View PA Municipal Authority Water Revenue	5.000%	11/15/34	1,500	1,715
West York PA Area School District GO	5.000%	4/1/33	4,245	4,800
1 Westmoreland County PA Industrial Development
Authority Revenue	4.720%	7/1/35	3,000	3,097
Westmoreland County PA Industrial Development
Authority Revenue (Excela Health Project)	5.125%	7/1/30	1,500	1,628
Westmoreland County PA Municipal Authority
Revenue	6.125%	7/1/17 (ETM)	2,775	2,894
Westmoreland County PA Municipal Authority
Revenue	5.000%	8/15/33	9,465	10,717
Westmoreland County PA Municipal Authority
Revenue	5.000%	8/15/37	7,895	8,853
Westmoreland County PA Municipal Authority
Service Water Revenue	0.000%	8/15/23 (14)	5,000	4,111
Westmoreland County PA Municipal Authority
Service Water Revenue	0.000%	8/15/24 (14)	4,000	3,183
Wilkes-Barre PA Finance Authority Revenue
(University of Scranton Project)	5.000%	11/1/30	2,315	2,637
Wilkes-Barre PA Finance Authority Revenue
(University of Scranton Project)	5.000%	11/1/31	2,430	2,757
Wilkes-Barre PA Finance Authority Revenue
(University of Scranton Project)	5.000%	11/1/34	1,000	1,122
Wilkes-Barre PA Finance Authority Revenue
(University of Scranton Project)	5.000%	11/1/35	4,110	4,613
Wilkes-Barre PA Finance Authority Revenue
(University of Scranton Project)	5.000%	11/1/40	4,990	5,562
Wilkes-Barre PA Finance Authority Revenue
(Wilkes University Project)	5.000%	3/1/27	2,200	2,270
Wyoming PA Area School District GO	5.000%	9/1/29 (14)	5,020	5,080
York County PA GO	5.000%	12/1/15 (Prere.)	6,000	6,001
York County PA GO	5.000%	6/1/31	2,180	2,540
York County PA GO	5.000%	6/1/33	4,000	4,627
York County PA GO	5.000%	6/1/38	5,000	5,610
				3,231,579
Guam (0.2%)
Guam Government Business Privilege Tax
Revenue	5.000%	11/15/39	4,900	5,401
Guam Power Authority Revenue	5.000%	10/1/27	1,000	1,135
				6,536

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Virgin Islands (0.1%)
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/25	3,350	3,628

Puerto Rico (0.0%)
Puerto Rico Public Buildings Authority
Government Facilities Revenue	5.750%	7/1/22 (ETM)	10	12
Total Tax-Exempt Municipal Bonds (Cost $3,060,949)				3,241,755

				Amount
				($000)
Other Assets and Liabilities (0.9%)
Other Assets
Investment in Vanguard				283
Receivables for Investment Securities Sold				255
Receivables for Accrued Income				47,354
Receivables for Capital Shares Issued				1,817
Other Assets [4]				1,600
Total Other Assets				51,309
Liabilities
Payables for Investment Securities Purchased				(14,265)
Payables for Capital Shares Redeemed				(1,323)
Payables for Distributions				(3,250)
Payables to Vanguard				(4,066)
Other Liabilities				(20)
Total Liabilities				(22,924)
Net Assets (100%)				3,270,140

At November 30, 2015, net assets consisted of:
				Amount
				($000)
Paid-in Capital				3,081,307
Undistributed Net Investment Income				3
Accumulated Net Realized Gains				8,021
Unrealized Appreciation (Depreciation)
Investment Securities				180,806
Futures Contracts				3
Net Assets				3,270,140

Investor Shares—Net Assets
Applicable to 29,667,947 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				346,193
Net Asset Value Per Share—Investor Shares				$11.67

Pennsylvania Long-Term Tax-Exempt Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 250,576,080 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,923,947
Net Asset Value Per Share—Admiral Shares	$11.67

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the aggregate value of these securities was $58,887,000, representing 1.8% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2015.
3 Adjustable-rate security.
4 Cash of $500,000 has been segregated as collateral for open futures contracts.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit

Pennsylvania Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2015
($000)
Investment Income
Income
Interest	122,178
Total Income	122,178
Expenses
The Vanguard Group—Note B
Investment Advisory Services	331
Management and Administrative—Investor Shares	562
Management and Administrative—Admiral Shares	2,740
Marketing and Distribution—Investor Shares	79
Marketing and Distribution—Admiral Shares	296
Custodian Fees	35
Auditing Fees	34
Shareholders’ Reports—Investor Shares	16
Shareholders’ Reports—Admiral Shares	14
Trustees’ Fees and Expenses	2
Total Expenses	4,109
Net Investment Income	118,069
Realized Net Gain (Loss)
Investment Securities Sold	13,103
Futures Contracts	(273)
Realized Net Gain (Loss)	12,830
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(12,342)
Futures Contracts	3
Change in Unrealized Appreciation (Depreciation)	(12,339)
Net Increase (Decrease) in Net Assets Resulting from Operations	118,560

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	118,069	113,761
Realized Net Gain (Loss)	12,830	7,900
Change in Unrealized Appreciation (Depreciation)	(12,339)	161,313
Net Increase (Decrease) in Net Assets Resulting from Operations	118,560	282,974
Distributions
Net Investment Income
Investor Shares	(12,707)	(13,161)
Admiral Shares	(105,287)	(100,600)
Realized Capital Gain[1]
Investor Shares	(705)	—
Admiral Shares	(5,574)	—
Total Distributions	(124,273)	(113,761)
Capital Share Transactions
Investor Shares	(4,316)	(49,705)
Admiral Shares	148,306	139,258
Net Increase (Decrease) from Capital Share Transactions	143,990	89,553
Total Increase (Decrease)	138,277	258,766
Net Assets
Beginning of Period	3,131,863	2,873,097
End of Period[2]	3,270,140	3,131,863

1 Includes fiscal 2015 short-term gain distributions totaling $724,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,000 and 0.

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.69	$11.04	$11.93	$11.20	$10.99
Investment Operations
Net Investment Income	. 421.427		.422	.421	.438
Net Realized and Unrealized Gain (Loss)
on Investments	.003	. 650	(. 890)	.730	.210
Total from Investment Operations	.424	1.077	(. 468)	1.151	.648
Distributions
Dividends from Net Investment Income	(.421)	(.427)	(.422)	(.421)	(.438)
Distributions from Realized Capital Gains	(.023)	—	—	—	—
Total Distributions	(.444)	(.427)	(.422)	(.421)	(.438)
Net Asset Value, End of Period	$11.67	$11.69	$11.04	$11.93	$11.20

Total Return[1]	3.70%	9.90%	-3.96%	10.43%	6.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$346	$351	$381	$490	$470
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.62%	3.73%	3.70%	3.62%	4.00%
Portfolio Turnover Rate	16%	16%	17%	17%	9%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.69	$11.04	$11.93	$11.20	$10.99
Investment Operations
Net Investment Income	. 431.436		.431	.430	.447
Net Realized and Unrealized Gain (Loss)
on Investments	.003	. 650	(. 890)	.730	.210
Total from Investment Operations	.434	1.086	(.459)	1.160	.657
Distributions
Dividends from Net Investment Income	(.431)	(.436)	(.431)	(.430)	(.447)
Distributions from Realized Capital Gains	(.023)	—	—	—	—
Total Distributions	(.454)	(.436)	(.431)	(.430)	(.447)
Net Asset Value, End of Period	$11.67	$11.69	$11.04	$11.93	$11.20

Total Return[1]	3.79%	9.99%	-3.89%	10.52%	6.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,924	$2,780	$2,492	$2,831	$2,465
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.70%	3.81%	3.78%	3.70%	4.08%
Portfolio Turnover Rate	16%	16%	17%	17%	9%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Pennsylvania Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2015, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

Pennsylvania Long-Term Tax-Exempt Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2015, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2015, the fund had contributed to Vanguard capital in the amount of $283,000, representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Pennsylvania Long-Term Tax-Exempt Fund

The following table summarizes the market value of the fund’s investments as of November 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	3,241,755	—
Futures Contracts—Assets[1]	7	—	—
Futures Contracts—Liabilities[1]	(18)	—	—
Total	(11)	3,241,755	—
1 Represents variation margin on the last day of the reporting period.

D. At November 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	March 2016	145	17,209	3

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $1,297,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2015, the fund had short-term and long-term capital gains of $208,000 and $10,529,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At November 30, 2015, the cost of investment securities for tax purposes was $3,063,662,000. Net unrealized appreciation of investment securities for tax purposes was $178,093,000, consisting of unrealized gains of $179,455,000 on securities that had risen in value since their purchase and $1,362,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2015, the fund purchased $658,960,000 of investment securities and sold $482,703,000 of investment securities, other than temporary cash investments.

Pennsylvania Long-Term Tax-Exempt Fund

G. Capital share transactions for each class of shares were:
			Year Ended November 30,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	76,951	6,593	83,780	7,331
Issued in Lieu of Cash Distributions	10,981	941	10,412	909
Redeemed	(92,248)	(7,930)	(143,897)	(12,683)
Net Increase (Decrease)—Investor Shares	(4,316)	(396)	(49,705)	(4,443)
Admiral Shares
Issued	359,005	30,785	405,726	35,561
Issued in Lieu of Cash Distributions	72,298	6,199	64,494	5,628
Redeemed	(282,997)	(24,308)	(330,962)	(29,137)
Net Increase (Decrease) —Admiral Shares	148,306	12,676	139,258	12,052

H. Management has determined that no material events or transactions occurred subsequent to November 30, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Pennsylvania Tax-Free Funds and the Shareholders of Vanguard Pennsylvania Tax-Exempt Money Market Fund and Vanguard Pennsylvania Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Pennsylvania Tax-Exempt Money Market Fund and Vanguard Pennsylvania Long-Term Tax-Exempt Fund (constituting Vanguard Pennsylvania Tax-Free Funds, hereafter referred to as the “Funds”) at November 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 13, 2016

Special 2015 tax information (unaudited) for Vanguard Pennsylvania Tax-Exempt Funds

This information for the fiscal year ended November 30, 2015, is included pursuant to provisions of the Internal Revenue Code.

Each fund designates 100% of its income dividends as exempt-interest dividends.

The Long-Term Tax-Exempt Fund distributed $6,834,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	5/31/2015	11/30/2015	Period
Based on Actual Fund Return
Pennsylvania Tax-Exempt Money Market Fund	$1,000.00	$1,000.05	$0.25
Pennsylvania Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,026.25	$1.07
Admiral Shares	1,000.00	1,026.66	0.66
Based on Hypothetical 5% Yearly Return
Pennsylvania Tax-Exempt Money Market Fund	$1,000.00	$1,024.82	$0.25
Pennsylvania Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,024.02	$1.07
Admiral Shares	1,000.00	1,024.42	0.66

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Pennsylvania Tax-Exempt Money Market Fund, 0.05%; and for the Pennsylvania Long-Term Tax-Exempt Fund, 0.21% for Investor Shares and 0.13% for Admiral Shares. (The six-month expense ratio for the Pennsylvania Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses, described in Note B of the Notes to Financial Statements. Before the reduction, the fund’s annualized six-month expense ratio was 0.16%.) The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Glossary

7-Day SEC Yield and 30-Day SEC Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Stated Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid using the maturity date of the security. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average stated maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody’s, Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Pennsylvania Tax-Exempt Money Market Funds Average: Pennsylvania Tax-Exempt Money Market Funds Average through August 31, 2013; Other States Tax-Exempt Money Market Funds Average thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester, the	Occupation(s) During the Past Five Years and
University of Rochester Medical Center, Monroe	Other Experience: Corporate Vice President and
Community College Foundation, and North Carolina	Chief Global Diversity Officer (retired 2008) and
A&T University.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	Chris D. McIsaac
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	James M. Norris
the Museum of Fine Arts Boston.	Paul A. Heller	Thomas M. Rampulla
	Martha G. King	Glenn W. Reed
Peter F. Volanakis	John T. Marcante	Karin A. Risi
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q770 012016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2015: $63,000 Fiscal Year Ended November 30, 2014: $60,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2015: $7,000,200
Fiscal Year Ended November 30, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2015: $2,899,096
Fiscal Year Ended November 30, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended November 30, 2015: $353,389
Fiscal Year Ended November 30, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended November 30, 2015: $202,313
Fiscal Year Ended November 30, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2015: $555,702
Fiscal Year Ended November 30, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics. (b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD PENNSYLVANIA TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD PENNSYLVANIA TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 19, 2016

VANGUARD PENNSYLVANIA TAX-FREE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 19, 2016

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.